United High Income Fund II, Inc.

This Fund seeks as its primary goal a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund invests primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of the Fund's investment manager, consistent with the Fund's goals.

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
September 20, 1999

                          T A B L E    O F    C O N T E N T S


        AN OVERVIEW OF THE FUND                                          3
        -------------------------------------------------------------------
        PERFORMANCE                                                      5
        -------------------------------------------------------------------
        FEES AND EXPENSES                                                7
        -------------------------------------------------------------------
        THE INVESTMENT PRINCIPLES OF
        THE FUND                                                         9
        -------------------------------------------------------------------
           Investment Goals, Principal Strategies
           and Other Investments                                         9
           ----------------------------------------------------------------
           Risk Considerations of Principal
           Strategies and Other Investments                             10
           ----------------------------------------------------------------
           Year 2000 and Euro Issues                                    11
           ----------------------------------------------------------------
        YOUR ACCOUNT                                                    12
        -------------------------------------------------------------------
           Choosing a Share Class                                       12
           ----------------------------------------------------------------
              Sales Charge Reductions and
              Waivers                                                   14
              -------------------------------------------------------------
              Waivers for Certain Investors                             14
              -------------------------------------------------------------
           Ways to Set Up Your Account                                  18
           ----------------------------------------------------------------
           Buying Shares                                                19
           ----------------------------------------------------------------
           Minimum Investments                                          22
           ----------------------------------------------------------------
           Adding to Your Account                                       22
           ----------------------------------------------------------------
           Selling Shares                                               23
           ----------------------------------------------------------------
           Telephone Transactions                                       26
           ----------------------------------------------------------------
           Shareholder Services                                         26
           ----------------------------------------------------------------
              Personal Service                                          26
              -------------------------------------------------------------
              Reports                                                   27
              -------------------------------------------------------------
              Exchanges                                                 27
              -------------------------------------------------------------
              Automatic Transactions for Class A,
              Class B and Class C Shareholders                          27
              -------------------------------------------------------------
           Distributions and Taxes                                      28
           ----------------------------------------------------------------
              Distributions                                             28
              -------------------------------------------------------------
              Taxes                                                     29
              -------------------------------------------------------------
        THE MANAGEMENT OF THE FUND                                      31
        -------------------------------------------------------------------
           Portfolio Management                                         31
           ----------------------------------------------------------------
           Management Fee                                               31
           ----------------------------------------------------------------
        FINANCIAL HIGHLIGHTS                                            33
        -------------------------------------------------------------------

 Goals

An
Overview
of the
Fund

[column graphic]

Goals

United High Income Fund II, Inc. (the "Fund") seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies

The Fund seeks to achieve its goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities the risks of which are, in the judgment of Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, consistent with the Fund's goals. The Fund can invest in companies of any size. The Fund invests primarily in the lower quality bonds, commonly called junk bonds, that are rated BB and below by Standard & Poor's ("S&P") and Ba and below by Moody's Investors Service, Inc. ("MIS"). The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity.

The Fund may invest up to 20% of its total assets in common stock in order to seek capital growth. The Fund will emphasize a blend of value and growth in its selection of common stock. Value stocks are those whose earnings WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Fund. These include an issuer's past, current and estimated future:

o financial strength;

o cash flow;

o management;

o borrowing requirements; and

o responsiveness to changes in interest rates and business conditions.

In general, in determining whether to sell a debt security, WRIMCO will use the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because the Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o the susceptibility of junk bonds to greater risks of nonpayment or default, price volatility and less liquidity than higher-rated bonds;

o an increase in interest rates, which may cause the value of bonds held by the Fund, especially bonds with longer maturities, to decline;

o  changes in the maturities of bonds owned by the Fund;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

The Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with this income goal, through a diversified portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits with your particular investment objectives.

Performance
[column graphic]

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

o The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

o The performance table shows Class A and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class B or Class C shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

[begin bar chart]
'89     -3.24%
'90     -5.29%
'91     31.31%
'92     15.23%
'93     17.39%
'94     -4.07%
'95     16.88%
'96     11.93%
'97     14.97%
'98      2.69%
[end bar chart]

In the period shown in the chart, the highest quarterly return was 11.52% (the first quarter of 1991) and the lowest quarterly return was -4.23% (the first quarter of 1990). The Fund's return for its Class A shares for the year through June 30, 1999 was -0.51%.

                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)

                                1 year      5 years     10 years     Life of Class*
  Class A Shares of the
  Fund                           -3.22%       6.91%        8.42%
  Salomon Brothers
  High Yield Composite
  Index                           4.04%       9.55%       11.44%          9.67%
  Lipper High Current
  Yield Fund Universe
  Average                        -0.44%       7.38%        9.34%          7.54%
  Class Y Shares of the
  Fund                            2.87%                                   9.39%
  Salomon Brothers
  High Yield Composite
  Index                           4.04%       9.55%       11.44%          9.67%
  Lipper High Current
  Yield Fund Universe
  Average                        -0.44%       7.38%        9.34%          7.54%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

*Since February 27, 1996. Because Class Y commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, index performance is from February 29, 1996.

Fees and
Expenses
[column graphic]

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from     Class A     Class B     Class C     Class Y
your investment)             Shares      Shares      Shares      Shares
Maximum Sales Charg  e
(Load) Imposed on
Purchases (as a
percentage of offering
price)                       5.75%         None        None        None
Maximum Deferred
Sales Charge (Load)1
(as a percentage of
lesser of amount
invested or redemption
value)                       None          5%          1%          None

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)
Management Fees              0.63%        0.63%       0.63%       0.63%
Distribution and
Service (12b-1) Fees(3)      0.22%        1.00%       1.00%       None
  Other Expenses             0.21%        0.21%       0.21%       0.20%
Total Annual Fund
Operating Expenses           1.06%        1.84%       1.84%       0.83%

1 The contingent deferred sales charge ("CDSC") which is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months.

2 Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses of the Fund for the fiscal year ended September 30, 1998, and for Class B and Class C, the expenses attributable to each class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

3 It is possible that long-term Class A, Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees that are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
 If shares are redeemed
 at end of period:                  1 year          3 years
 Class A Shares                    $676            $891
 Class B Shares                    $586            $877
 Class C Shares                    $286            $577
 Class Y Shares                    $ 84            $263
 If shares are not
 redeemed at end
 of period:                        1 year          3 years
 Class A Shares                    $676            $891
 Class B Shares                    $186            $577
 Class C Shares                    $186            $577
 Class Y Shares                    $ 84            $263

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 If shares are redeemed
 at end of period:                  5 years          10 years
 Class A Shares                     $1,124           $ 1,789
 Class B Shares                     $1,093           $ 1,875*
 Class C Shares                     $  993           $ 2,153
 Class Y Shares                     $  458           $ 1,019
 If shares are not
 redeemed at end
 of period:                         5 years          10 years
 Class A Shares                     $1,124           $ 1,789
 Class B Shares                     $  993           $ 1,875*
 Class C Shares                     $  993           $ 2,153
 Class Y Shares                     $  458           $ 1,019

* Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

The
Investment
Principles of
the Fund
[column graphic]

Investment Goals, Principal Strategies and
Other Investments

The primary goal of the Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, it may also own, to a lesser degree, preferred stock, common stock and convertible securities. In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BB or lower by S&P, or Ba or lower by MIS and unrated securities. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund will normally invest at least 80% of its total assets to seek a high level of current income. The Fund limits its acquisition of common stock so that no more than 20% of its total assets will consist of common stock and no more than 10% of its total assets will consist of non-dividend-paying common stock.

The Fund may invest an unlimited amount of its assets in foreign securities. At this time, however, the Fund intends to invest in foreign securities to a limited extent.

The Fund may also invest in other types of investments and use certain other instruments in seeking to achieve the Fund's goals. For example, the Fund may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. You will find more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of Additional Information ("SAI").

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

o  shorten the average maturity of the Fund's debt holdings;

o hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes; and/or

o  emphasize high-grade debt securities.

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Risk Considerations of Principal Strategies and
Other Investments

Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the Fund will likely change as well.

o Financial risk is based on the financial situation of the issuer of the security. The financial risk of the Fund depends on the credit quality of the securities in which it invests.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of the Fund's authorized investments and strategies (such as derivative instruments) involve special risks. Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Foreign securities and foreign currencies may involve risks relating to currency fluctuations, political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. In general, the value of the Fund's investments and the income it generates will vary from day to day, generally due to changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Year 2000 and Euro Issues

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. WRIMCO is taking steps that it believes are reasonably designed to address Year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Fund. Similarly, the companies and other issuers in which the Fund invests could be adversely affected by Year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Fund.

The Fund could also be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

Your Account
[column graphic]

Choosing a Share Class

This Prospectus offers four classes of shares for the Fund: Class A, Class B, Class C and Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. For example, if you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven calendar years) or Class C shares (if investing for less than seven calendar years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A                    Class B                       Class C
Initial sales charge       No initial sales charge       No initial sales charge

No deferred sales charge   Deferred sales charge on      A 1% deferred sales
                           shares you sell within six    charge on shares you sell
                           calendar years                within twelve months

Maximum distribution       Maximum distribution          Maximum distribution
and service (12b-1) fees   and service (12b-1) fees      and service (12b-1) fees
of 0.25%                   of 1.00%                      of 1.00%

For an investment of       Converts to Class A shares    Does not convert to
$2,000,000 or more         at the end of the seventh     Class A shares, so
Waddell & Reed             calendar year following       annual expenses do
financial advisors will    the year of purchase, thus    not decrease
recommend purchase         reducing future annual
of Class A shares due      expenses
to no sales charge and
lower annual expenses

                            For an investment of
                            $300,000 or more Waddell
                            & Reed financial advisors
                            often may recommend
                            purchase of Class A shares
                            due to a reduced sales
                            charge and lower annual expenses

The Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for each of its Class A, Class B and Class C shares. Under the Class A Plan, the Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to a sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.

                                             Sales Charge       Sales Charge as
                                             as Percent of     Approx. Percent of
  Size of Purchase                          Offering Price      Amount Invested
  Under $100,000                                  5.75%               6.10%
  $100,000 to less than $200,000                  4.75                4.99
  $200,000 to less than $300,000                  3.50                3.63
  $300,000 to less than $500,000                  2.50                2.56
  $500,000 to less than $1,000,000                1.50                1.52
  $1,000,000 to less than $2,000,00  0            1.00                1.01
  $2,000,000 and over                             0.00                0.00

Sales Charge Reductions and Waivers

Lower sales charges are available by:

o Combining additional purchases of Class A shares of any of the funds in the United Group, except shares of United Cash Management, Inc. unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value ("NAV") of Class A shares already held ("Rights of Accumulation");

o Grouping all purchases of Class A shares, except shares of United Cash Management, Inc., made during a thirteen-month period ("Letter of Intent"); and

o Grouping purchases by certain related persons.

Additional information and applicable forms are available from Waddell & Reed financial advisors.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

o The Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

o Certain retirement plans and certain trusts for these persons; and

o A 401(k) plan or a 457 plan having 100 or more eligible employees.

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A contingent deferred sales charge ("CDSC") may be assessed against your redemption amount of Class B or Class C shares and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares. The CDSC will not be imposed on Class B or Class C shares representing payment of dividends or distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for Class B or Class C shares purchased during the CDSC period. The date of redemption is measured, in calendar years, from the first calendar year of purchase. For example, if a shareholder opens an account on November 1, 1999, then redeems all shares on March 1, 2000, the shareholder would pay a CDSC of 4%, the rate applicable to redemptions made within the second calendar year of purchase. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, the Fund, when requested to redeem a specific dollar amount, will redeem additional Class B or Class C shares equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

Class B shares are not subject to a sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six calendar years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. Class B shares will automatically convert to Class A shares of the Fund at the end of the seventh calendar year following the year of purchase. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.

  Date of Redemption                      Deferred Sales Charge
  anytime within 1st calendar year                5%
  anytime within 2nd calendar year                4%
  anytime within 3rd calendar year                3%
  anytime within 4th calendar year                3%
  anytime within 5th calendar year                2%
  anytime within 6th calendar year                1%
  after 6th calendar year                         0%

All Class B investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the CDSC.

Class C shares are not subject to a sales charge when you buy them, but if you sell your Class C shares within twelve months of buying them, you will pay a 1% CDSC. For purposes of a CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

The CDSC will not apply in the following circumstances:

o redemptions of Class B or Class C shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o redemptions of Class B or Class C shares made to satisfy required minimum distributions after age 701/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of

  1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o redemptions of Class B or Class C shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o redemptions the proceeds of which are reinvested in Class B or Class C shares (must be reinvested in the same class as that which was redeemed) of the Fund within thirty days after such redemption.

o  the exercise of certain exchange privileges.

o redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund or by a former shareholder of such investment company of Class B or Class C shares of the Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

o  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

The different ways to set up (register) your account are listed below.


Ways to Set Up Your Account

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement

To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

o Individual Retirement Accounts (IRAs) allow an individual under age 701/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with nondeductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and generally involve fewer administrative requirements than 401(k) or other qualified plans.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

o Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

Buying Shares

You may buy shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                             Waddell & Reed, Inc.
                                P.O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 1-800-366-2520, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

You may also buy Class Y shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table above.

In the calculation of the Fund's NAV:

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

- Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o Orders are accepted only at the home office of Waddell & Reed, Inc.

o  All of your purchases must be made in U.S. dollars.

o If you buy shares by check and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o The Fund does not issue certificates representing Class B, Class C or Class Y shares of the Fund.

o If you purchase Class Y shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the Class Y offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

  For Class A, Class B and Class C:
  To Open an Account                                       $500
  For certain exchanges                                    $100
  For certain retirement accounts and accounts opened
  with Automatic Investment Service                        $ 50
  For certain retirement accounts and accounts opened
  through payroll deductions for or by employees of
  WRIMCO, Waddell & Reed, Inc. and their affiliates        $ 25
  To Add to an Account                                   Any amount
  For certain exchanges                                    $100
  For Automatic Investment Service                         $ 25

 For Class Y:
  To Open an Account
  For a government entity
  or authority or for a
  corporation:                 $10 million (within first twelve months)
  For other investors:                        Any amount
  To Add to an Account                        Any amount

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

o the detachable form that accompanies the confirmation of a prior purchase by you or your year-to-date statement; or

o a letter stating your account number, the account registration and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

If you purchase Class Y shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class) is the NAV per share of that class, subject to any CDSC applicable to Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o the name on the account registration;

o the Fund's name;

o the Fund account number;

o the dollar amount or number, and the class, of shares to be redeemed; and

o any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                        Waddell & Reed Services Company
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465, or fax your request to 913-236-5044, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to the applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above.

Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o  If you hold a certificate, it must be properly endorsed and sent to the Fund.

o If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

o If you purchased Class Y shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell Class Y shares when that firm (or its designee) has received your order. Your order will receive the Class Y NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell Class Y shares at that day's price.

Special Requirements for Selling Shares

 Account Type           Special Requirements
 Individual or Joint    The written instructions must be signed by all
 Tenant                 persons required to sign for transactions, exactly as
                        their names appear on the account.

 Sole Proprietorship    The written instructions must be signed by the
                        individual owner of the business.

 UGMA, UTMA             The custodian must sign the written instructions
                        indicating capacity as custodian.

 Retirement Account     The written instructions must be signed by a
                        properly authorized person.

Trust The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.

 Business or            At least one person authorized by corporate
 Organization           resolution to act on the account must sign the
                         written instructions.

 Conservator, Guardian  The written instructions must be signed by the
  or Other Fiduciary    person properly authorized by court order to act in
                        the particular fiduciary capacity.

The Fund may require a signature guarantee in certain situations such as:

o a redemption request made by a corporation, partnership or fiduciary;

o a redemption request made by someone other than the owner of record; or

o the check is made payable to someone other than the owner of record.

This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

You may reinvest, without charge, all or part of the amount of Class A shares you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once with Class A shares of the Fund.

The deferred sales charge will not apply to the proceeds of Class B or Class C shares which are redeemed and then reinvested in Class B or Class C shares, as applicable, within thirty days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of the Fund and once as to Class C shares of the Fund.

Payments of principal and interest on loans made pursuant to Waddell & Reed's 401(k) prototype plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any United Group fund in which the plan may invest.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, a toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

o obtain information about your accounts;

o obtain price information about other funds in the United Group; or

o request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o  year-to-date statements (quarterly)

o  annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need additional copies of annual or semiannual reports or account information.

Exchanges

You may sell your shares and buy shares of the same class of other funds in the United Group without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, the time period for the CDSC will continue to run. In addition, exchanging Class Y shareholders may buy Class A shares of United Cash Management, Inc.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Class A, Class B and Class C Shareholders

Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

   Regular Investment Plans

   Automatic Investment Service
   To move money from your bank account to an existing Fund account

       Minimum Amount      Minimum Frequency
           $25                 Monthly

   Funds Plus Service

   To move money from United Cash Management, Inc. to the Fund whether in the same or a different account in the same class

       Minimum Amount      Minimum Frequency
           $100                Monthly

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Dividends are declared daily from the Fund's net investment income, which includes accrued interest, earned original issue discount, earned market discount, dividends and other income earned on portfolio assets less expenses.

Usually the Fund distributes net investment income monthly on the 27th day of the month or on the last business day prior to the 27th if the 27th falls on a weekend or a holiday. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions with respect to a class will be automatically paid in shares of the same class, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Withholding. The Fund must withhold 31% of all dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Class A Fund shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A Fund shares or acquire Class A shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

State and local income taxes. The portion of the dividends paid by the Fund attributable to interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The
Management
of the Fund
[column graphic]

Portfolio Management

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. since the inception of the company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Louise D. Rieke is primarily responsible for the management of the portfolio of the Fund. Ms. Rieke has held her Fund responsibilities from the Fund's inception to January 1990 and from May 1992 to the present. She is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO since July 1986, and has been an employee of WRIMCO since May 1971.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Prior to June 30, 1999, the management fee of the Fund was calculated by adding a group fee to a specific fee. The specific fee was computed on the Fund's net asset value as of the close of business each day at the annual rate of .15 of 1% of its net assets. The group fee was determined on the basis of the combined net asset values of all the funds in the United Group and then allocated pro rata to the Fund based on its relative net assets at the annual rates shown in the following table:

  Group Fee Rate
Group Net Asset Level           Annual Group Fee Rate
(all dollars in millions)          For Each Level
  From $0 to $750                    .51 of 1%
  From $750 to $1,500                .49 of 1%
  From $1,500 to $2,250              .47 of 1%
  From $2,250 to $3,000              .45 of 1%
  From $3,000 to $3,750              .43 of 1%
  From $3,750 to $7,500              .40 of 1%
  From $7,500 to $12,000             .38 of 1%
  Over $12,000                       .36 of 1%

Management fees for the fiscal year ended September 30, 1998 were 0.54% of the Fund's average net assets.

Financial Highlights
[column graphic]

The following information is to help you understand the financial performance of the Fund's Class A* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1998 and the six months ended March 31, 1999, are included in the SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                               For the                    For the fiscal year ended
                             six months                        September 30,
                               ended     --------------------------------------------------------------
                              3/31/99           1998         1997         1996         1995         1994
  Class A Per-Share Data
  Net asset value,
  beginning of period           $4.12          $4.42        $4.14        $4.03        $3.96        $4.21
  ------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment
   income                        0.18           0.37         0.36         0.35         0.35         0.35
   Net realized and
    unrealized gain (loss)
    on investments               0.01          (0.30)        0.28         0.11         0.07        (0.25)
  ------------------------------------------------------------------------------------------------------
  Total from
  investment
  operations                     0.19           0.07         0.64         0.46         0.42         0.10
  ------------------------------------------------------------------------------------------------------
  Less dividends
  declared from net
  investment income             (0.18)         (0.37)       (0.36)       (0.35)       (0.35)       (0.35)
  ------------------------------------------------------------------------------------------------------
  Net asset value,
  end of period                 $4.13          $4.12        $4.42        $4.14        $4.03        $3.96
  ------------------------------------------------------------------------------------------------------

Class A Ratios/Supplemental Data
  Total return**                 4.71%          1.22%       16.20%       11.90%       11.25%        2.31%
  Net assets, end of
  period (in millions)           $404           $416         $407         $368         $368         $363
  Ratio of expenses to
  average net assets             1.02%***       0.96%        0.93%        0.95%        0.89%        0.88%
  Ratio of net
  investment income
  to average net
  assets                         8.73%***       8.26%        8.54%        8.60%        8.93%        8.41%
  Portfolio turnover
  rate                          25.57%         58.85%       64.38%       55.64%       26.82%       47.05%

  *On January 12, 1996, Fund shares outstanding were designated Class A shares.
   There were no Class B or Class C shares outstanding during the periods shown.

 **Total return calculated without taking into account the sales load deducted on an initial purchase.

***Annualized.

For a Class Y share outstanding throughout each period:

                              For the                              For the
                                six       For the fiscal year      period
                              months      ended September 30,   from 2/27/96*
                               ended     ---------------------     through
                              3/31/99       1998       1997        9/30/96
Class Y Per-Share Data
 Net asset value,
 beginning of period         $4.12         $4.42      $4.14        $4.15
 ----------------------------------------------------------------------------
 Income from investment operations:
  Net investment
  income                      0.18          0.37       0.37         0.21
  Net realized and
  unrealized gain (loss)
  on investments              0.01         (0.30)      0.28        (0.01)
 ----------------------------------------------------------------------------
 Total from investment
 operations                   0.19          0.07       0.65         0.20
 ----------------------------------------------------------------------------
 Less dividends
 declared from net
 investment income           (0.18)        (0.37)     (0.37)       (0.21)
 ----------------------------------------------------------------------------
 Net asset value, end of
 period                      $4.13         $4.12      $4.42        $4.14
 ----------------------------------------------------------------------------
 Class Y Ratios/Supplemental Data
 Total return                 4.86%         1.38%     16.38%        5.00%
 Net assets, end of
 period (in millions)           $3            $2         $2           $2
 Ratio of expenses to
 average net assets           0.76%**       0.79%      0.77%        0.77%**
 Ratio of net
 investment income to
 average net assets           8.99%**       8.43%      8.69%        8.83%**
 Portfolio turnover
 rate                        25.57%        58.85%     64.38%       55.64%**

 * Commencement of operations.
** Annualized.

United High
Income Fund
II, Inc.
[column graphic]

Custodian

UMB Bank, n.a.
Kansas City, Missouri

Legal Counsel

Kirkpatrick & Lockhart LLP
1800 Massachusetts
Avenue, N.W.
Washington, D.C. 20036

Independent Auditors

Deloitte & Touche LLP

1010 Grand Avenue
Kansas City, Missouri
64106-2232

Investment Manager

Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Underwriter

Waddell & Reed, Inc.
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Shareholder Servicing
Agent

Waddell & Reed
Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Accounting Services
Agent

Waddell & Reed
Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

[column graphic]
September 20, 1999

UNITED HIGH INCOME
FUND II, INC.

You can get more information about the Fund in

o its Statement of Additional Information (SAI) dated September 20, 1999, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

o its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.


The Fund's SEC file number is: 811-4520.


[Graphic: WADDELL
          & REED
          Financial Services
          Logo]

                  Waddell & Reed, Inc.
                  6300 Lamar Avenue, P. O. Box 29217
                  Shawnee Mission, Kansas 66201-9217
                  (913) 236-2000, (800) 366-5465


                                                                   NUP1015(9-99)

                        UNITED HIGH INCOME FUND II, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                 (913) 236-2000
                                 (800) 366-5465


                               September 20, 1999




                       STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for United High Income Fund II, Inc. (the "Fund"), dated September 20, 1999, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.




                                TABLE OF CONTENTS

     Performance Information.............................................    2

     Investment Strategies, Policies and Practices.......................    5

     Investment Management and Other Services............................   38

     Purchase, Redemption and Pricing of Shares..........................   44

     Directors and Officers..............................................   59

     Payments to Shareholders............................................   65

     Taxes ..............................................................   66

     Portfolio Transactions and Brokerage................................   69

     Other Information...................................................   71


     Appendix A..........................................................   76

     Financial Statements ...............................................   83

     United High Income Fund II, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on May 8, 1986.


                             PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information, yield information and/or performance information in advertisements and sales materials.


Total Return

     The total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 5.75%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

                n
        P(1 + T)  =    ERV

       Where :  P =    $1,000 initial payment
                T =    Average annual total return
                n =    Number of years
              ERV =    Ending redeemable value of the $1,000 investment for the
                       periods shown.

     Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.


     The average annual total return quotations for Class A shares as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                      With            Without
                                                   Sales Load        Sales Load
                                                    Deducted          Deducted
One year period from April 1, 1998 to
     March 31, 1999:                                  -6.25%            -0.53%

Five-year period from April 1, 1994 to
     March 31, 1999:                                   7.58              8.86

Ten-year period from April 1, 1989 to
     March 31, 1999:                                   8.40              9.04


     Prior to January 12, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.


     The average annual total return quotation for Class Y shares as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

Period from April 1, 1998 to
     March 31, 1999:                                 -0.29%
Period from February 27, 1996* to
     March 31, 1999:                                  8.84%

*Date of inception.

     No total return information is provided for Class B or Class C shares since neither had commenced operations as of March 31, 1999.


     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total return will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.


Yield

     Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

    Yield =       2((((a - b)/cd)+1) 6  -1)

Where, with respect to a particular class of the Fund:

              a =     dividends and interest earned during the period.
              b =     expenses accrued for the period (net of reimbursements).
              c =     the average daily number of shares of the class
                      outstanding during the period that were entitled to receive dividends.
              d =     the maximum offering price per share of the class on the
                      last day of the period.


     The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, is 7.46%. The yield for Class Y shares of the Fund computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, is 8.45%. No yield information is provided for Class B or Class C since neither had commenced operations as of March 31, 1999.


     Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.


Performance Rankings

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goals. A summary of the risks associated with these instrument types and investment practices is included as well.


     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goals. See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.



Securities -- General


     The Fund may invest in securities including common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The Fund may invest in preferred stock in any rating category that is rated by an established rating service or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.


     Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     The Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (such as those rated D by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security having that rating.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

     The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

     The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.


Specific Securities and Investment Practices

     Common Stocks


     As a fundamental policy, the Fund will not purchase, or otherwise voluntarily acquire, any common stocks unless, after such purchase or acquisition, not more than 20% of the value of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options, or in any other voluntary manner. It does not include premiums paid or received in connection with put or call options, or the amount of any margin deposits as to options or futures contracts. If the Fund is invested up to 20% in common stocks, it may still purchase or sell futures and options relating to common stocks. The common stocks that the Fund purchases will be selected to try to achieve either a combination of the Fund's primary and secondary goals, in which case they will be dividend-paying, or its secondary goal, in which case they may not be dividend-paying; however, the Fund does not intend to invest more than 10% of its total assets in non-dividend-paying common stocks.


     U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration,

Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

     The Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency or a corporation in zero coupon form.

     Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goals and investment policies.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

     The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and, in some instances, reduced liquidity of the CMO class.

     Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     Foreign Securities and Currencies


     The Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.


     WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that the Fund's ability to invest a substantial portion of its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.


     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.


     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     The Fund may purchase and sell foreign currency and invest in foreign currency deposits, and may enter into forward currency contracts, as described in the Prospectus and this SAI. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charges. See "Options, Futures and Other Strategies - Forward Currency Contracts" below.

     Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.


     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments" below.


     Lending Securities

     Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. The Fund makes loans of its securities only to parties deemed by WRIMCO to be creditworthy.


     Any securities loan that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the securities lent exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.


     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned, (ii) the investment of cash collateral, or (iii) voting rights.

     Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

     When-Issued and Delayed-Delivery Transactions

     The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When the Fund makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

     Investment Company Securities

     The Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Investments currently considered to be illiquid include:

     (i)  repurchase agreements not terminable within seven days;

     (ii) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;

    (iii) securities for which market quotations are not readily available;

     (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

     (v)  securities involved in swap, cap, collar and floor transactions;

     (vi) non-government stripped fixed-rate mortgage-backed securities; and

    (vii) over-the-counter ("OTC") options and their underlying collateral.

     The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     Indexed Securities

     The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

     Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     Warrants and Rights

     Warrants are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.




     Options, Futures and Other Strategies

     General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the Fund's foreign currency exposure as well as other risks of the Fund's investments that can affect fluctuation in its net asset value.

     Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency derivatives.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goals and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     Futures Contracts and Options Thereon. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

     Risk of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge its common stocks against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contracts that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.


     Foreign Currency Hedging Strategies--Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the Euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.


     The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.


     The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


     The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that WRIMCO will hedge at an appropriate time.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Collars and Floors. The Fund may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.


Investment Restrictions and Limitations

     Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the

Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goals, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (i) Purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

     (ii) Invest in mineral related programs or leases;

    (iii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or
          (b) the Fund owns more than 10% of the outstanding voting securities of such issuer; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be invested in companies in that industry;

     (iv) Buy shares of other investment companies that redeem their shares. The Fund may buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one tenth (i.e., 10%) of its total assets in these shares; the Fund may also buy these shares as part of a merger or consolidation;

     (v) Invest for the purpose of exercising control or management of other companies;

     (vi) Participate on a joint, or a joint and several, basis in any trading account in any securities;

    (vii) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

  (viii) Engage in the underwriting of securities, except to the extent it may be deemed to be an underwriter in connection with the sale of restricted securities;

     (ix) Borrow for investment purposes, that is, to purchase securities. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets. The Fund may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;


     (x) Make loans other than certain limited types of loans; the Fund may buy debt securities and other obligations consistent with its goals and other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except as indicated above (see "Repurchase Agreements" above);

     (xi) Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may invest in securities (other than limited partnership interests) issued by companies engaged in such business, including real estate investment trusts; or

    (xii) Issue senior securities.

     The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

     (i) At least 80% of the Fund's total assets normally will be invested to seek a high level of current income.

     (ii) The Fund does not intend to invest more than 10% of its assets in non-dividend-paying common stocks.

    (iii) The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid securities.


     An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The Fund's portfolio turnover rate for the fiscal years ended September 30, 1998 and 1997 was 58.85% and 64.38%, respectively.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES


The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.


Waddell & Reed Financial, Inc.

     WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.



Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.


Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.


Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid by the Fund to WRIMCO during the Fund's fiscal years ended September 30, 1998, 1997 and 1996 were $2,302,825, $2,103,768 and $2,048,451, respectively.

     For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.


     Under the Shareholder Servicing Agreement, for the Class A, Class B and Class C shares, the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.


     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                 Accounting Services Fee

               Average
           Net Asset Level                               Annual Fee
      (all dollars in millions)                     Rate for Each Level
      -------------------------                     -------------------
          From $    0 to $   10                         $      0
          From $   10 to $   25                         $ 10,000
          From $   25 to $   50                         $ 20,000
          From $   50 to $  100                         $ 30,000
          From $  100 to $  200                         $ 40,000
          From $  200 to $  350                         $ 50,000
          From $  350 to $  550                         $ 60,000
          From $  550 to $  750                         $ 70,000
          From $  750 to $1,000                         $ 85,000
               $1,000 and Over                          $100,000

     Fees paid to the Agent for accounting services for the fiscal years ended September 30, 1998, 1997 and 1996 were $60,000 for each of the three years.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares and thus sells shares only for purchase orders received. Under this agreement, WRIMCO pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amount of underwriting commissions for Class A shares for the fiscal years ended September 30, 1998, 1997 and 1996 were $1,812,811, $1,267,590 and $931,980, respectively. The amounts retained by WRIMCO for the same periods were $768,637, $537,529 and $415,341, respectively.


     No portion of the sales charge is reallowed to dealers. A major portion of the sales charge for Class A shares and the contingent deferred sales charge ("CDSC") for Class B and Class C shares is paid to financial advisors and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales or deferred sales charge.


     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.


     Under the Distribution and Service Plan (the "Plan") for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares, and the service and/or maintenance of Class A shareholder accounts.

     Waddell & Reed, Inc. offers the Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated for Class A, Class B and Class C shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers, and other third parties, who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees and distribution fees in the amounts of $900,703 and $6,186, respectively, were paid (or accrued) by the Fund under the Class A Plan for the fiscal year ended September 30, 1998. To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the United Group of Funds or Waddell & Reed Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

     Under the Plans adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities describes with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class. Each Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Class A Plan was also approved by the affected shareholders of the Fund.

     Among other things, each Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.



Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


Determination of Offering Price

     The net asset value of each class of the shares of the Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.


     Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of March 31, 1999, which is the most recent balance sheet included in this SAI, was as follows:

     Net asset value per Class A share (Class A
          net assets divided by Class A shares
          outstanding).........................................      $4.13
     Add: selling commission (5.75% of offering
          price)...............................................        .25
                                                                     -----
     Maximum offering price per Class A share
          (Class A net asset value divided by 94.25%)..........      $4.38
                                                                     =====

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class B, Class C or Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.


     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The net asset value and offering price per share are ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or of the close of the regular session of any domestic securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every day.

     The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq stock market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities and other assets are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

     Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing purchase price of the contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

     When the Fund writes a put or call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount received from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.


Minimum Initial and Subsequent Investments


     For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A $50 minimum initial investment also pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."


     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares Only)

     Account Grouping

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax-sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     Examples:

     A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made under a "qualified" plan -- either an employee benefit plan of an incorporated business or, for an unincorporated business, a Keogh plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer will be grouped. A "qualified" plan is established pursuant to Section 401 of the Code. All qualified plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example A:  Corporation X sets up a defined benefit plan; its subsidiary,
            Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

Example B:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example C:  H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

     Account grouping as described above is available under the following circumstances.

     One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

     Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.


     Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent. By signing a Letter of Intent form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Letter of Intent is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Letter of Intent will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Letter of Intent, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Letter of Intent indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Letter of Intent is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Letter of Intent of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the Letter of Intent signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Letter of Intent only if the contractual plan has been completed.

     The minimum initial investment under a Letter of Intent is 5% of the dollar amount which must be invested under the Statement. An amount equal to 5% of the purchase required under the Letter of Intent will be held "in escrow." If a purchaser does not, during the period covered by the Letter of Intent, invest the amount required to qualify for the reduced sales charge under the terms of the Letter of Intent, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Letter of Intent which is not completed will be collected by redeeming part of the shares purchased under the Letter of Intent and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Letter of Intent, the lower sales charge will apply.

     A Letter of Intent does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Letter of Intent.

     With respect to Letters of Intent for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Letter of Intent, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Letter of Intent will be deducted in computing the aggregate purchases under the Letter of Intent.

     Letters of Intent are not available for purchases made under an SEP plan where the employer has elected to have all purchases under the SEP grouped.


     Other Funds in the United Group

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the United Group subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the United Group subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

     Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A "retired employee" is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Employees" also includes individuals who, on November 6, 1998, were employees (including retired employees) of a company that on that date was an affiliate of Waddell & Reed, Inc. "Financial advisors" includes retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under the UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

     Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

     Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.


Reasons for Differences in Public Offering Price of Class A Shares


     As described herein and in the Prospectus for Class A shares, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.


     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.



Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of the Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class C shares purchased within the past year remain subject to the CDSC; however, Class B shares redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available from Waddell & Reed Services Company.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

     To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the United Group; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the offering price.


     You can choose to have your shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.


     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments under the Service exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.


     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

     Class A Share Exchanges

     Once a sales charge has been paid on shares of a fund in the United Group, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

     You may exchange Class A shares you own in another fund in the United Group for Class A shares of the Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. (There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased.) Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. shares are the exceptions and special rules apply. Class A shares of these funds may be exchanged for Class A shares of the Fund only if (i) you received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or (ii) the shares have been held from the date of the original purchase for at least six months.


     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group, provided you already own Class A shares of the Fund. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.


     You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

     Class B Share Exchanges

     You may exchange Class B shares of the Fund for Class B shares of other funds in the United Group without charge.

     The redemption of the Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class B shares of United Cash Management, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the United Group, provided you already own Class B shares of the Fund. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     Class C Share Exchanges

     You may exchange Class C shares of the Fund for Class C shares of other funds in the United Group without charge.

     The redemption of the Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class C shares of United Cash Management, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the United Group, provided you already own Class C shares of the Fund. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.


     Class Y Share Exchanges

     Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the United Group or for Class A shares of United Cash Management, Inc.

     General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.


Retirement Plans


     Your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the United Group).


     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached the age 70 1/2. For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

     Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 15% of compensation, or $24,000, whichever is less, per year for each employee.

     Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (generally, up to 3% of the employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their SIMPLE plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.


Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.


Reinvestment Privilege


     The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the net asset value next determined after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 30 days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

     There is also a reinvestment privilege for Class B and Class C shares under which you may reinvest all or part of any amount of Class B or Class C shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in Class B or Class C shares, as applicable. If Class B or Class C shares of the Fund are then being offered, you can put all or part of your redemption payment back into the Class B or Class C shares of the Fund at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption. You can do this only once as to Class B shares of the Fund and only once as to Class C shares of the Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming Class B or Class C shares to invest the proceeds at net asset value in a Keogh plan or an IRA.



Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors is not affiliated with Waddell & Reed, Inc.

     The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*

     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615

     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116

     President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California 94025

     President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606

     First Lady of Kansas. Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma 73072

     General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977

     Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*

     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: November 12, 1936.

HENRY J. HERRMANN*

     Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158

     Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118


     Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc. Date of birth: April 27, 1928.


RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas 66208

     Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112

     Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113

     Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.

Helge K. Lee

     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; formerly, Executive Vice President, Secretary and Chief Compliance Officer of LGT Asset Management, Inc. and affiliates; formerly, Senior Vice President, General Counsel and Secretary of Strong Capital Management, Inc. and affiliates. Date of birth:
March 30, 1946.

Theodore W. Howard

     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

John M. Holliday

     Vice President of the Fund and eight other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: June 11, 1935.

Louise D. Rieke

     Vice President of the Fund and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: April 24, 1949.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 70 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul
S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex and elected a position as Director Emeritus.

     The funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size. During the Fund's fiscal year ended September 30, 1998, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                                     Total
                                 Aggregate        Compensation
                               Compensation         From Fund
                                   From              and Fund
Director                           Fund              Complex
--------                       ------------        ------------
Robert L. Hechler                  $     0           $     0
Henry J. Herrmann                        0                 0
Keith A. Tucker                          0                 0
James M. Concannon                   1,093            56,000
John A. Dillingham                   1,093            56,000
David P. Gardner                         0                 0
Linda K. Graves                      1,093            56,000
Joseph Harroz, Jr                        0                 0
John F. Hayes                        1,093            56,000
Glendon E. Johnson                   1,073            55,000
William T. Morgan                    1,093            56,000
Ronald C. Reimer                         0                 0
Frank J. Ross, Jr                    1,093            56,000
Eleanor B. Schwartz                  1,093            56,000
Frederick Vogel III                  1,093            56,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.

     Mr. Gardner was elected as a Director on August 19, 1998. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by WRIMCO or its affiliates.



Shareholdings


     As of, 1999, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of , 1999, regarding the ownership of the Fund's shares.

                                                   Shares owned
Name and Address                                   Beneficially
of Beneficial Owner                   Class        or of Record         Percent
-------------------                   -----        ------------         -------
Waddell & Reed                      Class Y          664,016             89.97%
     Financial, Inc.
401(k) and Thrift Plan
6300 Lamar Avenue
Overland Park KS 66201

Waddell & Reed                      Class Y           39,383              5.34%
     Investment Management
DCA Acct
Attn: Mike Strohm
P.O. Box 29217
Shawnee Mission KS 66201-9217


                            PAYMENTS TO SHAREHOLDERS


General

     There are three sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities the Fund holds ,less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from the sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends.

     The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will ordinarily pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains.


Choices You Have on Your Dividends and Distributions


     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends, and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in Fund shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you get dividends and distributions on Fund shares in cash, you can thereafter reinvest them (or distributions only) in shares of the Fund at net asset value (i.e., with no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.



                                      TAXES


General

     The Fund has qualified for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that is distributed to its shareholders. To continue to qualify as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


     If the Fund failed to qualify for treatment as a RIC for any taxable year,
(a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before qualifying for RIC treatment.


     Dividends and distributions declared by the Fund in October, November or December of any year and payable to its shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Code permits the Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received, and gains realized, by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.


Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain options, futures contracts and forward currency contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the Taxpayer Relief Act of 1997. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

     If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale, such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


Zero Coupon and Payment-in-Kind Securities


     The Fund may acquire zero coupon or other securities issued with OID. As the holder of those securities, the Fund must include in its income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available through combined orders.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

     Research and brokerage services are, in general, defined by reference to
Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (ii) furnishing analyses and reports, or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research, which may be supplied by a third party at the request of a broker, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     The Fund may also use its brokerage to pay for pricing or quotation services to value securities. During the Fund's fiscal years ended September 30, 1998, 1997 and 1996, it paid brokerage commissions of $7,715, $19,948 and $18,746, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

     During the Fund's fiscal year ended September 30, 1998, the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution totaled $3,349,332 on which $7,155 in brokerage commissions were paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.


                                OTHER INFORMATION

The Shares of the Fund


     The Fund offers four classes of shares: Class A, Class B, Class C and Class
Y. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee; Class B and Class C are subject to a CDSC and to ongoing distribution and service fees; Class B shares convert at the end of the seventh calendar year following the first year of purchase to Class A shares; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.


     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

APPENDIX A

     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.


DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


DESCRIPTION OF PREFERRED STOCK RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS' familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                                  Shares                      Value
COMMON AND PREFERRED STOCKS
   AND WARRANTS
Cable and Other Pay Television Services - 0.14%
   Adelphia Communications Corporation,
      13.0% Preferred .................................................            5,000               $    575,000

Communication - 3.00%
   Allegiance Telecom, Inc., Warrants (A)*.............................            2,500                    105,000
   IXC Communications, Inc.,
      12.5% Preferred .................................................            1,199                  1,318,900
   Infinity Broadcasting Corporation,
      Class A* ........................................................           80,500                  2,072,875
   Intermedia Communications Inc.,
      13.5% Preferred..................................................            3,285                  3,531,652
   Iridium LLC, Warrants (A)* .........................................            3,000                     60,000
   Jacor Communications, Inc., Class A* ...............................           25,000                  1,899,219
   MetroNet Communications Corp.,
      Warrants (A)* ...................................................            1,000                     65,000
   Microcell Telecommunications Inc.,
      Warrants (A)* ...................................................           20,000                    348,880
   OnePoint Communications Corp.,
      Warrants (A)* ...................................................            2,000                      2,000
   Pathnet, Inc., Warrants (A)* .......................................            1,000                     10,000
   Primus Telecommunications Group,
      Incorporated, Warrants* .........................................            2,000                     30,000
   Sprint Corporation - PCS Group* ....................................           60,000                  2,658,750
   VersaTel Telecom International N.V.,
      Warrants (A)* ...................................................            1,500                    105,000
      Total ...........................................................                                  12,207,276

Depository Institutions - 0.24%
   California Federal Preferred Capital
      Corporation, 9.125% Preferred ...................................           37,500                    993,750

Electric, Gas and Sanitary Services - 0.02%
   Consolidated Hydro, Inc.,
      Class B Warrants* ...............................................            7,578                        478
   Consolidated Hydro, Inc.,
      Class C Warrants* ...............................................            4,919                        615
   IntelCom Group Inc., Warrants (A)* .................................            7,425                     76,106
      Total ...........................................................                                      77,199

Electronic and Other Electric Equipment - 0.01%
   Powertel, Inc., Warrants* ..........................................            5,600                     25,900

Food and Kindred Products - 0.52%
   Keebler Foods Company* .............................................           57,500                  2,098,750

General Building Contractors - 0.16%
   Walter Industries, Inc.* ...........................................           59,740                    672,075

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                                  Shares                      Value
COMMON AND PREFERRED STOCKS AND
   WARRANTS (Continued)
General Merchandise Stores - 0.80%
   Fred Meyer, Inc.* ..................................................           55,000               $  3,238,125

Instruments and Related Products - 0.32%
   Maxxim Medical, Inc.* ..............................................           70,000                  1,321,250

Paper and Allied Products - 0.11%
   SF Holdings Group, Inc., Class C (A)*...............................            8,700                     17,400
   SF Holdings Group, Inc., 13.75%
      Preferred (A) ...................................................              114                    414,022
      Total ...........................................................                                     431,422

Printing and Publishing - 0.25%
   PRIMEDIA Inc., 10.0% Preferred .....................................           10,000                  1,030,000

Wholesale Trade -- Nondurable Goods - 0.23%
   U.S. Foodservice* ..................................................           20,000                    930,000

TOTAL COMMON AND PREFERRED STOCKS
   AND WARRANTS - 5.80%                                                                                $ 23,600,747
   (Cost: $20,444,785)

                                                                               Principal
                                                                               Amount in
                                                                               Thousands

CORPORATE DEBT SECURITIES
Agricultural Production - Crops - 0.83%
   Frank's Nursery & Crafts, Inc.,
      10.25%, 3-1-2008 ................................................          $ 2,000                  1,985,000
   Hines Horticulture, Inc.,
      11.75%, 10-15-2005 ..............................................            1,301                  1,414,838
      Total ...........................................................                                   3,399,838

Amusement and Recreation Services - 2.52%
   American Skiing Company,
      12.0%, 7-15-2006 ................................................            2,500                  2,262,500
   Hollywood Park, Inc.,
      9.25%, 2-15-2007 (A) ............................................            1,750                  1,798,125
   Mohegan Tribal Gaming Authority,
      8.75%, 1-1-2009 (A) .............................................            1,000                  1,043,750
   Premier Parks Inc.:
      12.0%, 8-15-2003 ................................................            1,000                  1,078,750
      9.25%, 4-1-2006 .................................................            2,000                  2,070,000
   Trump Hotels & Casino Resorts
      Holdings, L.P.,
      15.5%, 6-15-2005 ................................................            2,000                  2,002,500
      Total ...........................................................                                  10,255,625

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Apparel and Accessory Stores - 0.25%
   Wilsons The Leather Experts Inc.,
      11.25%, 8-15-2004 ...............................................          $ 1,000               $  1,035,000

Apparel and Other Textile Products - 0.51%
   Consoltex Group Inc.,
      11.0%, 10-1-2003 ................................................            2,000                  2,062,500

Auto Repair, Services and Parking - 0.57%
   Safelite Glass Corp.,
      9.875%, 12-15-2006 ..............................................            2,500                  2,334,375

Building Materials and Garden Supplies - 0.69%
   Central Tractor Farm & Country, Inc.,
      10.625%, 4-1-2007 ...............................................            1,000                  1,037,500
   ISG Resources, Inc.,
      10.0%, 4-15-2008 ................................................            1,750                  1,776,250
      Total ...........................................................                                   2,813,750

Business Services - 3.04%
   Adams Outdoor Advertising Limited Partnership,
      10.75%, 3-15-2006 ...............................................            1,500                  1,638,750
   Coinmach Corporation,
      11.75%, 11-15-2005 ..............................................            3,000                  3,307,500
   Federal Data Corporation,
      10.125%, 8-1-2005 ...............................................            1,000                    988,750
   Lamar Advertising Company:
      9.625%, 12-1-2006 ...............................................            2,000                  2,160,000
      8.625%, 9-15-2007 ...............................................            1,250                  1,315,625
   Protect One,
      6.75%, 9-15-2003 (Convertible)...................................            2,000                  1,950,000
   Rental Service Corporation,
      9.0%, 5-15-2008 .................................................            1,000                  1,000,000
      Total ...........................................................                                  12,360,625

Cable and Other Pay Television Services - 7.22%
   Adelphia Communications Corporation:
      10.25%, 7-15-2000 ...............................................            1,250                  1,290,625
      9.25%, 10-1-2002 ................................................            2,450                  2,554,125
      10.5%, 7-15-2004 ................................................            1,500                  1,650,000
      9.875%, 3-1-2007 ................................................            2,500                  2,750,000
   Bresnan Communications Group LLC and
      Bresnan Capital Corporation:
      8.0%, 2-1-2009 (A) ..............................................              400                    404,000
      0.0%, 2-1-2009 (A)(B) ...........................................              400                    272,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Cable and Other Pay Television Services (Continued)
   CSC Holdings, Inc.,
      8.125%, 8-15-2009 ...............................................          $ 2,000               $  2,149,160
   Charter Communications Holdings, LLC and
      Charter Communications Holdings
      Capital Corporation:
      8.625%, 4-1-2009 (A) ............................................            6,000                  6,172,500
      0.0%, 4-1-2011 (A)(B) ...........................................            1,000                    646,250
   Comcast Corporation,
      9.5%, 1-15-2008 .................................................            1,750                  1,844,430
   Comcast UK Cable Partners Limited,
      0.0%, 11-15-2007 (B) ............................................            4,000                  3,495,000
   Diamond Cable Communications Plc,
      0.0%, 12-15-2005 (B) ............................................            2,000                  1,740,000
   Diamond Holdings plc,
      9.125%, 2-1-2008 ................................................            1,500                  1,552,500
   Renaissance Media Group LLC,
      0.0%, 4-15-2008 (B) .............................................            1,750                  1,222,813
   Rifkin Acquisition Partners, L.L.L.P.,
      11.125%, 1-15-2006 ..............................................            1,500                  1,681,875
      Total ...........................................................                                  29,425,278

Chemicals and Allied Products - 3.72%
   Aqua-Chem, Inc.,
      11.25%, 7-1-2008 ................................................            1,500                  1,320,000
   Dade International Inc.,
      11.125%, 5-1-2006 ...............................................            1,000                  1,117,500
   Marsulex Inc.,
      9.625%, 7-1-2008 ................................................            1,500                  1,530,000
   Moll Industries, Inc.,
      10.5%, 7-1-2008 .................................................            2,000                  1,740,000
   Spinnaker Industries, Inc.,
      10.75%, 10-15-2006 ..............................................            2,000                  1,400,000
   UCC Investors Holding, Inc.,
      10.5%, 5-1-2002 .................................................            5,500                  6,001,875
   United Industries Corporation,
      9.875%, 4-1-2009 (A) ............................................            2,000                  2,055,000
      Total ...........................................................                                  15,164,375

Communication - 21.55%
   Allbritton Communications Company,
      9.75%, 11-30-2007 ...............................................            2,000                  2,122,500
   Allegiance Telecom, Inc.,
      0.0%, 2-15-2008 (B) .............................................            2,500                  1,556,250

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
   American Radio Systems Corporation,
      9.0%, 2-1-2006 ..................................................          $ 1,000               $  1,085,000
   CenCall Communications Corp.,
      10.125% 1-15-2004 ...............................................            2,500                  2,575,000
   Chancellor Media Corporation,
      10.5%, 1-15-2007 ................................................            2,000                  2,210,000
   Chancellor Media Corporation of Los Angeles,
      8.0%, 11-1-2008 (A) .............................................            2,000                  2,082,500
   Concentric Network Corporation,
      12.75%, 12-15-2007 ..............................................            1,000                  1,142,500
   GST Telecommunications,
      0.0%, 11-15-2007 (B) ............................................            2,500                  2,406,250
   Hyperion Telecommunications, Inc.:
      0.0%, 4-15-2003 (B) .............................................            4,000                  3,300,000
      12.0%, 11-1-2007 (A) ............................................            1,750                  1,828,750
   ICG Holdings, Inc.,
      0.0%, 9-15-2005 (B) .............................................            2,250                  1,991,250
   ICG Services, Inc.,
      0.0%, 5-1-2008 (B) ..............................................            2,500                  1,493,750
   ITC /\ DeltaCom, Inc.:
      8.875%, 3-1-2008 ................................................            1,000                  1,005,000
      9.75%, 11-15-2008 ...............................................            1,500                  1,578,750
   IXC Communications, Inc.,
      9.0%, 4-15-2008 .................................................            1,500                  1,560,000
   Intermedia Communications of Florida, Inc.,
      0.0%, 5-15-2006 (B) .............................................            2,250                  1,935,000
   Iridium LLC and Iridium Capital Corporation:
      13.0%, 7-15-2005 ................................................            4,000                  1,680,000
      11.25%, 7-15-2005 ...............................................            1,000                    380,000
      10.875%, 7-15-2005 ..............................................            2,000                    760,000
   JCAC, Inc.,
      10.125%, 6-15-2006 ..............................................            1,000                  1,113,750
   LIN Holdings Corp.,
      0.0%, 3-1-2008 (B) ..............................................            3,500                  2,467,500
   Level 3 Communications, Inc.:
      9.125%, 5-1-2008 ................................................            2,000                  2,005,000
      0.0%, 12-1-2008 (A)(B) ..........................................            5,000                  3,131,250
   MetroNet Communications Corp.,
      0.0%, 6-15-2008 (B) .............................................            2,500                  1,931,250
   Microcell Telecommunications Inc.,
      0.0%, 6-1-2006 (B) ..............................................            5,900                  4,808,500
   Nextel Communications, Inc.:
      9.75%, 8-15-2004  ...............................................            4,275                  4,424,625
      0.0%, 9-15-2007 (B) .............................................            1,500                  1,095,000
      0.0%, 2-15-2008 (B) .............................................            2,500                  1,750,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
   Nextel Partners, Inc.,
      0.0%, 2-1-2009 (A)(B) ...........................................          $ 5,500               $  3,190,000
   NEXTLINK Communications, Inc.,
      9.625%, 10-1-2007 ...............................................            2,000                  2,030,000
   OnePoint Communications Corp.,
      14.5% 6-1-2008 (A)...............................................            2,000                  1,050,000
   Pathnet, Inc.,
      12.25%, 4-15-2008 ...............................................            1,000                    540,000
   Primus Telecommunications Group, Incorporated,
      11.75%, 8-1-2004 ................................................            2,000                  2,075,000
   RSL Communications, Ltd.,
      10.5%, 11-15-2008 ...............................................            6,250                  6,593,750
   Rogers Communications Inc.,
      9.125%, 1-15-2006 ...............................................            3,000                  3,165,000
   SFX Broadcasting, Inc.,
      10.75%, 5-15-2006 ...............................................              986                  1,105,552
   Salem Communications Corporation,
      9.5%, 10-1-2007 .................................................            1,000                  1,060,000
   Sinclair Broadcast Group, Inc.,
      9.0%, 7-15-2007 .................................................            2,000                  2,050,000
   Sprint Spectrum L.P.,
      0.0%, 8-15-2006 (B) .............................................            4,600                  4,200,536
   Time Warner Telecom LLC and Time Warner
      Telecom Inc.,
      9.75%, 7-15-2008 ................................................            1,000                  1,070,000
   VersaTel Telecom International N.V.,
      13.25%, 5-15-2008 ...............................................            1,500                  1,563,750
   Viatel, Inc.,
      11.5%, 3-15-2009 (A) ............................................            1,250                  1,300,000
   WinStar Communications, Inc.,
      10.0%, 3-15-2008 ................................................            2,000                  1,340,000
      Total ...........................................................                                  87,752,963

Eating and Drinking Places - 1.85%
   Domino's Pizza, Inc.,
      10.375% 1-15-2009 (A) ...........................................            2,000                  2,060,000
   Foodmaker, Inc.,
      8.375%, 4-15-2008 ...............................................            3,000                  2,992,500
   Fresh Foods, Inc.,
      10.75%, 6-1-2006 ................................................            1,500                  1,503,750
   NE Restaurant Company, Inc.,
      10.75%, 7-15-2008 ...............................................            1,000                    967,500
      Total ...........................................................                                   7,523,750

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Electric, Gas and Sanitary Services - 2.64%
   Allied Waste North America, Inc.,
      7.875%, 1-1-2009 ................................................          $ 5,000               $  4,900,000
   Browning Ferris Industries Inc.,
      6.375%, 1-15-2008 ...............................................            1,500                  1,305,870
   El Paso Electric Company:
      8.9%, 2-1-2006 ..................................................            2,000                  2,234,340
      9.4%, 5-1-2011 ..................................................            2,000                  2,300,640
      Total ...........................................................                                  10,740,850

Electronic and Other Electric Equipment - 3.55%
   Communications & Power Industries, Inc.,
      12.0%, 8-1-2005 .................................................            2,000                  2,130,000
   Communications Instruments, Inc.,
      10.0%, 9-15-2004 ................................................            1,000                    966,250
   EchoStar DBS Corporation,
      9.375%, 2-1-2009 (A) ............................................            6,500                  6,727,500
   Elgar Holdings, Inc.,
      9.875%, 2-1-2008 ................................................            1,250                    975,000
   Intercel, Inc.,
      0.0%, 2-1-2006 (B) ..............................................            1,750                  1,404,375
   WESCO Distribution, Inc.,
      9.125%, 6-1-2008 ................................................            1,500                  1,554,375
   WESCO International, Inc.,
      0.0%, 6-1-2008 (B) ..............................................            1,000                    692,500
      Total ...........................................................                                  14,450,000

Engineering and Management Services - 0.42%
   United International Holdings, Inc.,
      0.0%, 2-15-2008 (B) .............................................            2,500                  1,700,000

Fabricated Metal Products - 2.35%
   AXIA Incorporated,
      10.75%, 7-15-2008 ...............................................            1,000                    998,750
   American Safety Razor Company,
      9.875%, 8-1-2005 ................................................            2,000                  2,105,000
   Neenah Corporation,
      11.125%, 5-1-2007 ...............................................            3,000                  3,150,000
   Safety Components International, Inc.,
      10.125%, 7-15-2007 ..............................................            2,250                  2,247,187
   U.S. Can Corporation,
      10.125%, 10-15-2006 .............................................            1,000                  1,053,750
      Total ...........................................................                                   9,554,687

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Food and Kindred Products - 0.74%
   B & G Foods, Inc.,
      9.625%, 8-1-2007 ................................................          $ 2,000               $  1,970,000
   Southern Foods Group, L.P. and SFG Capital
      Corporation,
      9.875%, 9-1-2007 ................................................            1,000                  1,051,250
      Total ...........................................................                                   3,021,250

Food Stores - 1.02%
   Big V Supermarkets, Inc.,
      11.0%, 2-15-2004 ................................................            1,500                  1,503,750
   Pueblo Xtra International, Inc.,
      9.5%, 8-1-2003 ..................................................            2,750                  2,629,688
      Total ...........................................................                                   4,133,438

Health Services - 0.49%
   Tenet Healthcare Corporation,
      8.625%, 1-15-2007 ...............................................            2,000                  2,010,000

Holding and Other Investment Offices - 0.20%
   LTC Properties, Inc.,
      8.5%, 1-1-2001 (Convertible) ....................................            1,000                    798,750

Hotels and Other Lodging Places - 4.34%
   CapStar Hotel Company,
      8.75%, 8-15-2007 ................................................            1,000                    951,250
   Coast Hotels and Casinos, Inc.,
      9.5%, 4-1-2009 (A) ..............................................            1,000                  1,012,500
   HMH Properties, Inc.,
      7.875%, 8-1-2008 ................................................            5,000                  4,800,000
   MGM Grand, Inc.,
      6.875%, 2-6-2008 ................................................            2,000                  1,878,080
   Prime Hospitality Corp.:
      9.25%, 1-15-2006 ................................................            2,000                  2,075,000
      9.75%, 4-1-2007 .................................................            1,000                  1,033,750
   Station Casinos, Inc.:
      10.125%, 3-15-2006 ..............................................            1,000                  1,060,000
      8.875%, 12-1-2008 (A) ...........................................            4,750                  4,868,750
      Total ...........................................................                                  17,679,330

Industrial Machinery and Equipment - 3.60%
   American Standard Inc.,
      9.25%, 12-1-2016 ................................................            1,050                  1,072,312
   Anchor Lamina Inc. and
      Anchor Lamina America, Inc.,
      9.875%, 2-1-2008 ................................................            1,000                    937,500

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Industrial Machinery and Equipment (Continued)
   Falcon Building Products, Inc.,
      0.0%, 6-15-2007 (B) .............................................          $ 3,000               $  1,773,750
   National Equipment Services, Inc.,
      10.0%, 11-30-2004 ...............................................            3,750                  3,759,375
   Paragon Corporate Holdings, Inc.,
      9.625%, 4-1-2008 ................................................            2,000                  1,610,000
   Terex Corporation,
      8.875%, 4-1-2008 ................................................            3,000                  2,943,750
   Tokheim Corporation,
      11.375%, 8-1-2008 (A) ...........................................            1,500                  1,593,750
   Walbro Corporation,
      9.875%, 7-15-2005 ...............................................            1,000                    983,750
      Total ...........................................................                                  14,674,187

Instruments and Related Products - 1.66%
   Cole National Group, Inc.,
      9.875%, 12-31-2006 ..............................................            2,000                  2,062,500
   Maxxim Medical, Inc.,
      10.5%, 8-1-2006 .................................................            3,500                  3,753,750
   Universal Hospital Services, Inc.,
      10.25%, 3-1-2008 ................................................            1,000                    925,000
      Total ...........................................................                                   6,741,250

Miscellaneous Manufacturing Industries - 0.40%
   AAi.Fostergrant, Inc.,
      10.75%, 7-15-2006 ...............................................            1,000                    790,000
   Hedstrom Corporation,
      10.0%, 6-1-2007 .................................................            1,000                    850,000
      Total ...........................................................                                   1,640,000

Miscellaneous Retail - 1.81%
   Eye Care Centers of America, Inc.,
      9.125%, 5-1-2008 ................................................            1,000                    870,000
   Finlay Fine Jewelry Corporation,
      8.375%, 5-1-2008 ................................................            1,000                    972,500
   MTS, INCORPORATED,
      9.375%, 5-1-2005 ................................................              750                    723,750
   Michaels Stores, Inc.,
      10.875%, 6-15-2006 ..............................................            3,500                  3,753,750
   TravelCenters of America, Inc.,
      10.25%, 4-1-2007 ................................................            1,000                  1,045,000
      Total ...........................................................                                   7,365,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Motion Pictures - 1.21%
   Hollywood Theaters, Inc.,
      10.625%, 8-1-2007 ...............................................          $ 2,865               $  1,847,925
   Regal Cinemas, Inc.,
      9.5%, 6-1-2008 ..................................................            3,000                  3,063,750
      Total ...........................................................                                   4,911,675

Paper and Allied Products - 2.46%
   Container Corporation of America,
      10.75%, 5-1-2002 ................................................            2,000                  2,132,500
   Fonda Group, Inc. (The),
      9.5%, 3-1-2007 ..................................................            2,000                  1,675,000
   Mail-Well I Corporation,
      8.75%, 12-15-2008 (A) ...........................................            2,000                  2,070,000
   Outsourcing Services Group, Inc.,
      10.875%, 3-1-2006 ...............................................            1,500                  1,485,000
   Radnor Holdings Corporation,
      10.0%, 12-1-2003 ................................................            1,000                  1,032,500
   Republic Group Incorporated,
      9.5%, 7-15-2008 .................................................            1,000                  1,013,750
   SF Holdings Group, Inc.,
      0.0%, 3-15-2008 (B) .............................................            2,500                    618,750
      Total ...........................................................                                  10,027,500

Petroleum and Coal Products - 0.49%
   Building Materials Corporation of America,
      8.0%, 12-1-2008 (A) .............................................            2,000                  1,995,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Primary Metal Industries - 1.21%
   Commonwealth Aluminum Corporation,
      10.75%, 10-1-2006 ...............................................          $ 2,000               $  2,007,500
   Weirton Steel Corporation,
      11.375%, 7-1-2004 ...............................................            1,000                    960,000
   Wheeling-Pittsburgh Corporation,
      9.25%, 11-15-2007 ...............................................            2,000                  1,970,000
      Total ...........................................................                                   4,937,500

Printing and Publishing - 3.68%
   American Media Operations, Inc.,
      11.625%, 11-15-2004 .............................................            3,000                  3,240,000
   Big Flower Press Holdings, Inc.,
      8.625%, 12-1-2008 (A) ...........................................            2,250                  2,272,500
   K-III Communications Corporation,
      8.5%, 2-1-2006 ..................................................            1,000                  1,022,500
   Perry-Judd's Incorporated,
      10.625%, 12-15-2007 .............................................            4,000                  4,100,000
   TransWestern Publishing Company LLC,
      9.625%, 11-15-2007 ..............................................            2,000                  2,100,000
   World Color Press, Inc.,
      8.375%, 11-15-2008 (A) ..........................................            2,250                  2,266,875
      Total ...........................................................                                  15,001,875

Railroad Transportation - 0.14%
   TFM, S.A. de C.V.,
      0.0%, 6-15-2009 (B) .............................................            1,000                    585,000

Real Estate - 0.35%
   Delco Remy International, Inc.,
      8.625%, 12-15-2007 ..............................................            1,400                  1,428,000

Rubber and Miscellaneous Plastics Products - 2.70%
   Furon Company,
      8.125%, 3-1-2008 ................................................            1,000                    982,500
   Graham Packaging Company and
      GPC Capital Corp. I,
      8.75%, 1-15-2008 ................................................            3,000                  3,003,750
   Heafner (J.H.) Company, Inc. (The):
      10.0%, 5-15-2008 ................................................            1,400                  1,433,250
      10.0%, 5-15-2008 (A) ............................................            1,100                  1,126,125
   Home Products International, Inc.,
      9.625%, 5-15-2008 ...............................................            2,500                  2,412,500
   LDM Technologies, Inc.,
      10.75%, 1-15-2007 ...............................................            2,000                  2,047,500
      Total ...........................................................                                  11,005,625

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Social Services - 0.30%
   La Petite Academy, Inc. and LPA
      Holding Corp.,
      10.0%, 5-15-2008 ................................................          $ 1,250               $  1,231,250

Stone, Clay and Glass Products - 0.27%
   SIMCALA, Inc.,
      9.625%, 4-15-2006 ...............................................            1,500                  1,110,000

Textile Mill Products - 1.86%
   Avondale Mills, Inc.,
      10.25%, 5-1-2006 ................................................            1,000                  1,035,000
   Collins & Aikman Products Co.,
      11.5%, 4-15-2006 ................................................            2,000                  2,125,000
   Galey & Lord, Inc.,
      9.125%, 3-1-2008 ................................................            2,750                  2,145,000
   Glenoit Corporation,
      11.0%, 4-15-2007 ................................................            1,000                    926,250
   Globe Manufacturing Corp.,
      10.0%, 8-1-2008 .................................................            1,750                  1,347,500
      Total ...........................................................                                   7,578,750

Transportation by Air - 1.12%
   Atlas Air, Inc.,
      9.375%, 11-15-2006 (A) ..........................................            4,500                  4,550,625

Transportation Equipment - 1.49%
   Federal-Mogul Corporation:
      7.75%, 7-1-2006 .................................................            2,000                  2,000,020
      7.875%, 7-1-2010 ................................................            2,500                  2,497,150
   Westinghouse Air Brake Company (The),
      9.375%, 6-15-2005 ...............................................            1,500                  1,554,375
      Total ...........................................................                                   6,051,545

Trucking and Warehousing - 0.78%
   Iron Mountain Incorporated,
      10.125%, 10-1-2006 ..............................................            1,000                  1,080,000
   Pierce Leahy Corp.,
      9.125%, 7-15-2007 ...............................................            2,000                  2,100,000
      Total ...........................................................                                   3,180,000

Wholesale Trade - Durable Goods - 0.44%
   Exide Corporation,
      10.0%, 4-15-2005 ................................................              510                    504,900
   Sealy Mattress Company,
      0.0%, 12-15-2007 (B) ............................................            2,000                  1,300,000
      Total ...........................................................                                   1,804,900

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Wholesale Trade - Nondurable Goods - 0.83%
   Core-Mark International, Inc.,
      11.375%, 9-15-2003 ..............................................          $ 1,500               $  1,522,500
   Nebraska Book Company, Inc.,
      8.75%, 2-15-2008 ................................................            2,000                  1,865,000
      Total ...........................................................                                   3,387,500

TOTAL CORPORATE DEBT SECURITIES - 85.30%                                                               $347,423,566
   (Cost: $351,831,133)

OTHER GOVERNMENT SECURITY - 1.17%
Mexico
   United Mexican States,
      9.75%, 4-6-2005 ..................................................           4,750                  4,767,812
   (Cost: $4,748,290)

TOTAL SHORT-TERM SECURITIES - 6.54%                                                                    $ 26,642,082
   (Cost: $26,642,082)

TOTAL INVESTMENT SECURITIES - 98.81%                                                                   $402,434,207
   (Cost: $403,666,290)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.19%                                                         4,866,849

NET ASSETS - 100.00%                                                                                   $407,301,056

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
MARCH 31, 1999


Notes to Schedule of Investments

     *No income dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, the value of these securities amounted to $56,721,158 or 13.93% of net assets.

(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(In Thousands, Except for Per Share Amounts)

Assets
   Investment securities -- at value (Notes 1 and 3) ...........      $ 402,434
   Cash ........................................................            158
   Receivables:
      Interest and dividends ...................................          7,700
      Investment securities sold ...............................          5,090
      Fund shares sold .........................................            351
   Prepaid insurance premium ...................................             14
                                                                      ---------
        Total assets ...........................................        415,747
                                                                      ---------
Liabilities
   Investment securities purchased .............................          6,248
   Payable to Fund shareholders ................................          1,683
   Dividends payable ...........................................            317
   Accrued transfer agency and dividend
      disbursing (Note 2) ......................................             83
   Accrued service fee (Note 2) ................................             70
   Accrued management fee (Note 2) .............................              6
   Accrued distribution fee (Note 2) ...........................              6
   Accrued accounting services fee (Note 2) ....................              5
   Other .......................................................             28
                                                                      ---------
        Total liabilities ......................................          8,446
                                                                      ---------
           Total net assets ....................................      $ 407,301
                                                                      =========
Net Assets
   $1.00 par value capital stock
      Capital stock ............................................      $  98,557
      Additional paid-in capital ...............................        355,388
   Accumulated undistributed loss:
      Accumulated undistributed net realized
         loss on investment transactions .......................        (45,412)
      Net unrealized depreciation in value of
         investments ...........................................         (1,232)
                                                                      ---------
        Net assets applicable to outstanding
           units of capital ....................................      $ 407,301
                                                                      =========
Net asset value per share (net assets divided
   by shares outstanding)
   Class A .....................................................      $    4.13
   Class Y .....................................................      $    4.13
Capital shares outstanding
   Class A .....................................................         97,840
   Class Y .....................................................            717
Capital shares authorized ......................................        400,000

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended MARCH 31, 1999
(In Thousands)

Investment Income
   Income (Note 1B):
      Interest and amortization .................................      $ 19,274
      Dividends .................................................           606
                                                                       --------
        Total income ............................................        19,880
                                                                       --------
   Expenses (Note 2):
      Investment management fee .................................         1,106
      Service fee - Class A .....................................           438
      Transfer agency and dividend disbursing - Class A .........           350
      Distribution fee - Class A ................................            40
      Accounting services fee ...................................            30
      Audit fees ................................................            11
      Custodian fees ............................................             8
      Legal fees ................................................             5
      Shareholder servicing - Class Y ...........................             2
      Other .....................................................            78
                                                                       --------
        Total expenses ..........................................         2,068
                                                                       --------
           Net investment income ................................        17,812
                                                                       --------

Realized and Unrealized Gain (Loss) on
   Investments (Notes 1 and 3)
   Realized net loss on investments .............................        (8,932)
   Unrealized appreciation in value of investments
      during the period .........................................         9,720
                                                                       --------
      Net gain on investments ...................................           788
                                                                       --------
        Net increase in net assets resulting
           from operations ......................................      $ 18,600
                                                                       ========

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)

                                                      For the six     For the fiscal
                                                      months ended     year ended
                                                        March 31,     September 30,
                                                          1999            1998
                                                      ------------    --------------
Increase (Decrease) in Net Assets
   Operations:
      Net investment income ....................       $  17,812        $  34,971
      Realized net gain (loss) on
         investments ...........................          (8,932)           4,820
      Unrealized appreciation
         (depreciation) ........................           9,720          (34,757)
                                                       ---------        ---------
         Net increase in net assets
            resulting from operations ...........         18,600            5,034
                                                       ---------        ---------
   Dividends to shareholders from
      net investment income (Note 1D):*
      Class A ..................................         (17,691)         (34,790)
      Class Y ..................................            (121)            (181)
                                                       ---------        ---------
                                                         (17,812)         (34,971)
                                                       ---------        ---------
   Capital share transactions:
      Proceeds from sale of shares:
         Class A (6,282,289 and 17,927,324
            shares, respectively) ..............          26,024           77,845
         Class Y (639,961 and 279,221
            shares, respectively) ..............           2,681            1,264
      Proceeds from reinvestment of
         dividends:
         Class A (3,905,551 and 7,125,552
            shares, respectively) ..............          16,170           31,452
         Class Y (29,163 and 40,487
            shares, respectively) ..............             121              178
      Payments for shares redeemed:
         Class A (13,209,069 and 16,161,757
            shares, respectively) ..............         (54,420)         (70,753)
         Class Y (574,661 and 58,442
            shares, respectively) ..............          (2,408)            (261)
                                                       ---------        ---------
            Net increase (decrease) in net assets
               resulting from capital
               share transactions ..............         (11,832)          39,725
                                                       ---------        ---------
               Total increase (decrease) .......         (11,044)           9,788
Net Assets
   Beginning of period .........................         418,345          408,557
                                                       ---------        ---------
   End of period ...............................       $ 407,301        $ 418,345
                                                       =========        =========
      Undistributed net investment
         income ................................       $      --        $      --
                                                       =========        =========

                  *See "Financial Highlights" on pages __ -__ .
                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                          For the
                            six                        For the fiscal year ended
                           months                            September 30,
                           ended        -------------------------------------------------------
                          3/31/99         1998        1997        1996        1995        1994
                          -------       -------     -------     -------     -------     -------
Net asset value,
   beginning of
   period .............     $4.12         $4.42       $4.14       $4.03       $3.96       $4.21
                          -------       -------     -------     -------     -------     -------
Income from investment
   operations:
   Net investment
      income ..........      0.18          0.37        0.36        0.35        0.35        0.35
   Net realized and
      unrealized gain
      (loss) on
      investments .....      0.01         (0.30)       0.28        0.11        0.07       (0.25)
                          -------       -------     -------     -------     -------     -------
Total from investment
   operations .........      0.19          0.07        0.64        0.46        0.42        0.10
                          -------       -------     -------     -------     -------     -------
Less dividends declared
   from net investment
   income .............     (0.18)        (0.37)      (0.36)      (0.35)      (0.35)      (0.35)
                          -------       -------     -------     -------     -------     -------
Net asset value,
   end of period ......     $4.13         $4.12       $4.42       $4.14       $4.03       $3.96
                          =======       =======     =======     =======     =======     =======
Total return* .........      4.71%         1.22%      16.20%      11.90%      11.25%       2.31%
Net assets, end of
   period (in
   millions) ..........      $404          $416        $407        $368        $368        $363
Ratio of expenses to
   average net assets .      1.02%**       0.96%       0.93%       0.95%       0.89%       0.88%
Ratio of net investment
   income to average
   net assets .........      8.73%**       8.26%       8.54%       8.60%       8.93%       8.41%
Portfolio turnover
   rate ...............     25.57%        58.85%      64.38%      55.64%      26.82%      47.05%

* Total return calculated without taking into account the sales load deducted on an initial purchase.

**   Annualized.

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                              For the        For the fiscal       For the
                                six            year ended         period
                               months         September 30,    from 2/27/96*
                               ended        -----------------     through
                              3/31/99        1998       1997      9/30/96
                              -------       ------     ------     -------
Net asset value,
   beginning of period .....    $4.12        $4.42      $4.14      $4.15
                               ------       ------     ------     ------
Income from investment
   operations:
   Net investment
      income ...............     0.18         0.37       0.37       0.21
   Net realized and
      unrealized gain (loss)
      on investments .......     0.01        (0.30)      0.28      (0.01)
                               ------       ------     ------     ------
Total from investment
   operations ..............     0.19         0.07       0.65       0.20
                               ------       ------     ------     ------
Less dividends declared
   from net investment
   income ..................    (0.18)       (0.37)     (0.37)     (0.21)
                               ------       ------     ------     ------
Net asset value,
   end of period ...........    $4.13        $4.12      $4.42      $4.14
                               ======       ======     ======     ======
Total return ...............     4.86%        1.38%     16.38%      5.00%
Net assets, end of
   period (in
   millions) ...............       $3           $2         $2         $2
Ratio of expenses
   to average net
   assets ..................     0.76%**      0.79%      0.77%      0.77%**
Ratio of net
   investment income
   to average net
   assets ..................     8.99%**      8.43%      8.69%      8.83%**
Portfolio
   turnover rate ...........    25.57%       58.85%     64.38%     55.64%**

*    Commencement of operations.

**   Annualized.

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999

NOTE 1 -- Significant Accounting Policies

     United High Income Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, by investing primarily in a diversified portfolio of high-yield, high-risk fixed-income securities, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See
     Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.5 billion of combined net assets at March 31, 1999) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion,
 .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                  Average
               Net Asset Level                      Annual Fee
          (all dollars in millions)             Rate for Each Level
          -------------------------             -------------------
            From $    0 to $   10                    $      0
            From $   10 to $   25                    $ 10,000
            From $   25 to $   50                    $ 20,000
            From $   50 to $  100                    $ 30,000
            From $  100 to $  200                    $ 40,000
            From $  200 to $  350                    $ 50,000
            From $  350 to $  550                    $ 60,000
            From $  550 to $  750                    $ 70,000
            From $  750 to $1,000                    $ 85,000
                 $1,000 and Over                     $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $654,115, out of which W&R paid sales commissions of $380,046 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $8,132, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $105,629,052 while proceeds from maturities and sales aggregated $95,793,527. Purchases of short-term securities and U. S. Government securities aggregated $697,447,953 while proceeds from maturities and sales aggregated $721,847,146. No U.S. Government Securities were bought or sold during the period ended March 31, 1999.

     For Federal income tax purposes, cost of investments owned at March 31, 1999 was $403,666,290, resulting in net unrealized depreciation of $1,232,083, of which $15,565,773 related to appreciated securities and $16,797,856 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $5,280,197 during its fiscal year ended September 30, 1998, which was entirely offset by utilization of capital loss carryovers. Remaining capital loss carryovers aggregated $36,204,273 at September 30, 1998, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $19,801,215 at September 30, 1999; $8,229,670 at September 30, 2000; $390,078 at September 30, 2003 and
$7,783,310 at September 30, 2004.

NOTE 5 -- Multiclass Operations

     On January 12, 1996, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United High Income Fund II, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United High Income Fund II, Inc. (the "Fund") as of March 31, 1999, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 1998, and the financial highlights for the six-month period ended March 31, 1999 and for each of the five fiscal years in the period ended September 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United High Income Fund II, Inc. as of March 31, 1999, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 1998, and the financial highlights for the six-month period ended March 31, 1999 and for each of the five fiscal years in the period ended September 30, 1998 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                                  Shares                      Value
COMMON AND PREFERRED STOCKS
   AND WARRANTS
Communication - 1.74%
   Adelphia Communications Corporation,
      13.0% Preferred .................................................            5,000               $    577,500
   Allegiance Telecom, Inc., Warrants (A)*.............................            2,000                      3,750
   Concentric Network Corporation,
      Warrants(A)* ...................................................             1,000                     90,000
   IXC Communications, Inc.,
      12.5% Preferred (A) .............................................            1,128                  1,201,320
   Intermedia Communications Inc., 13.5%
      Preferred........................................................            3,075                  3,455,987
   Iridium LLC, Warrants (A)* .........................................            3,000                    360,000
   Jacor Communications, Inc.* ........................................           25,000                  1,264,844
   MetroNet Communications Corp.,
      Warrants (A)* ...................................................            1,000                     30,000
   Microcell Telecommunications Inc.,
      Warrants (A)* ...................................................           20,000                    265,000
   Pathnet, Inc., Warrants (A)* .......................................            1,000                     15,000
   Primus Telecommunications Group,
      Incorporated, Warrants* .........................................            2,000                     10,000
      Total ...........................................................                                   7,273,401

Depository Institutions - 0.23%
   California Federal Preferred Capital
      Corporation, 9.125% Preferred ...................................           37,500                    960,938

Electric, Gas and Sanitary Services - 0.36%
   Consolidated Hydro, Inc.,
      Class B Warrants* ...............................................            7,578                      1,895
   Consolidated Hydro, Inc.,
      Class C Warrants* ...............................................            4,919                      2,459
   El Paso Electric Company,
      11.4% Preferred .................................................           13,195                  1,431,657
   IntelCom Group Inc., Warrants (A)* .................................            7,425                     64,969
      Total ...........................................................                                   1,500,980

Electronic and Other Electric Equipment - 0.00%
   Powertel, Inc., Warrants* ..........................................            5,600                     15,400

Furniture and Fixtures - 0.36%
   Lear Corporation* ..................................................           34,000                  1,487,500

General Building Contractors - 1.43%
   Walter Industries, Inc.* ...........................................          482,265                  5,998,171

General Merchandise Stores - 0.51%
   Fred Meyer, Inc.* ..................................................           55,000                  2,138,125

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                                  Shares                      Value
COMMON AND PREFERRED STOCKS AND
   WARRANTS (Continued)
Holding and Other Investment Offices - 0.76%
   LTC Properties, Inc. ...............................................          133,333               $  2,324,994
   National Health Investors, Inc. ....................................           27,150                    841,650
      Total ...........................................................                                   3,166,644

Instruments and Related Products - 0.43%
   Maxxim Medical, Inc.* ..............................................           70,000                  1,798,125

Miscellaneous Retail - 0.06%
   Finlay Enterprises, Inc.* ..........................................           30,000                    247,500

Paper and Allied Products - 0.19%
   SF Holdings Group, Inc., Class C (A)*...............................            8,700                     17,400
   SF Holdings Group, Inc., 13.75%
      Preferred (A)* ..................................................              107                    774,213
      Total ...........................................................                                     791,613

Printing and Publishing - 0.24%
   PRIMEDIA Inc., 10.0% Preferred .....................................           10,000                  1,012,500

TOTAL COMMON AND PREFERRED STOCKS
   AND WARRANTS - 6.31%                                                                                $ 26,390,897
   (Cost: $25,876,815)

                                                                               Principal
                                                                               Amount in
                                                                               Thousands

CORPORATE DEBT SECURITIES
Agricultural Production - Crops - 0.80%
   Frank's Nursery & Crafts, Inc.,
      10.25%, 3-1-2008 ................................................          $ 2,000                  1,960,000
   Hines Horticulture, Inc.,
      11.75%, 10-15-2005 ..............................................            1,301                  1,380,686
      Total ...........................................................                                   3,340,686

Amusement and Recreation Services - 2.21%
   American Skiing Company,
      12.0%, 7-15-2006 ................................................            2,500                  2,562,500
   Premier Parks Inc.:
      12.0%, 8-15-2003 ................................................            1,000                  1,087,500
      9.25%, 4-1-2006 .................................................            2,000                  1,960,000
   Showboat Marina Casino Partnership,
      13.5%, 3-15-2003 ................................................            1,500                  1,642,500
   Trump Hotels & Casino Resorts
      Holdings, L.P.,
      15.5%, 6-15-2005 ................................................            2,000                  2,000,000
      Total ...........................................................                                   9,252,500

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Apparel and Accessory Stores - 0.25%
   Wilsons The Leather Experts Inc.,
      11.25%, 8-15-2004 ...............................................          $ 1,000               $  1,037,500

Apparel and Other Textile Products - 0.50%
   CONSOLTEX GROUP INC.,
      11.0%, 10-1-2003 ................................................            2,000                  2,075,000

Auto Repair, Services and Parking - 0.58%
   Safelite Glass Corp.,
      9.875%, 12-15-2006 (A)...........................................            2,500                  2,412,500

Building Materials & Garden Supplies - 0.65%
   Central Tractor Farm & Country, Inc.,
      10.625%, 4-1-2007 ...............................................            1,000                    968,750
   JTM Industries, Inc.,
      10.0%, 4-15-2008 (A) ............................................            1,750                  1,763,125
      Total ...........................................................                                   2,731,875

Business Services - 3.28%
   Adams Outdoor Advertising Limited Partnership,
      10.75%, 3-15-2006 ...............................................            1,500                  1,578,750
   Coinmach Corporation,
      11.75%, 11-15-2005 ..............................................            3,000                  3,213,750
   DecisionOne Corporation,
      9.75%, 8-1-2007 .................................................            2,000                  1,320,000
   Federal Data Corporation,
      10.125%, 8-1-2005 ...............................................            1,000                    950,000
   Lamar Advertising Company:
      9.625%, 12-1-2006 ...............................................            2,000                  2,120,000
      8.625%, 9-15-2007 ...............................................            1,250                  1,284,375
   Protect One,
      6.75%, 9-15-2003 (Convertible)...................................            2,000                  2,280,000
   Rental Service Corporation,
      9.0%, 5-15-2008 .................................................            1,000                    960,000
      Total ...........................................................                                  13,706,875

Chemicals and Allied Products - 3.27%
   Aqua-Chem, Inc.,
      11.25%, 7-1-2008 (A) ............................................            1,500                  1,447,500
   Dade International Inc.,
      11.125%, 5-1-2006 ...............................................            1,000                  1,075,000
   Marsulex Inc.,
      9.625%, 7-1-2008 (A) ............................................            1,500                  1,440,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Chemicals and Allied Products (Continued)
   Moll Industries, Inc.,
      10.5%, 7-1-2008 (A) .............................................          $ 2,000               $  1,850,000
   Spinnaker Industries, Inc.,
      10.75%, 10-15-2006 ..............................................            2,000                  1,910,000
   UCC Investors Holding, Inc.,
      10.5%, 5-1-2002 .................................................            5,500                  5,967,500
      Total ...........................................................                                  13,690,000

Communication - 21.31%
   Adelphia Communications Corporation:
      10.25%, 7-15-2000 ...............................................            1,250                  1,262,500
      9.25%, 10-1-2002 ................................................            2,450                  2,548,000
      10.5%, 7-15-2004 ................................................            1,500                  1,635,000
      9.875%, 3-1-2007 ................................................            2,500                  2,687,500
   Allbritton Communications Company,
      9.75%, 11-30-2007 ...............................................            2,000                  2,050,000
   Allegiance Telecom, Inc.,
      0.0%, 2-15-2008 (B) .............................................            2,000                    860,000
   American Radio Systems Corporation,
      9.0%, 2-1-2006 ..................................................            1,000                  1,070,000
   CenCall Communications Corp.,
      0.0%, 1-15-2004 (B)..............................................            2,500                  2,462,500
   Chancellor Media Corporation,
      10.5%, 1-15-2007 ................................................            2,000                  2,190,000
   Comcast Corporation,
      9.5%, 1-15-2008 .................................................            1,750                  1,960,438
   Comcast UK Cable Partners Limited,
      0.0%, 11-15-2007 (B) ............................................            4,000                  3,240,000
   Concentric Network Corporation,
      12.75%, 12-15-2007 ..............................................            1,000                    925,000
   Diamond Cable Communications Plc,
      0.0%, 12-15-2005 (B) ............................................            2,000                  1,605,000
   Diamond Holdings plc,
      9.125%, 2-1-2008 ................................................            1,500                  1,496,250
   GST Telecommunications,
      0.0%, 11-15-2007 (B) ............................................            2,500                  2,375,000
   Hyperion Telecommunications, Inc.,
      0.0%, 4-15-2003 (B) .............................................            4,000                  2,760,000
   ICG Holdings, Inc.,
      0.0%, 9-15-2005 (B) .............................................            2,250                  1,755,000
   ICG Services, Inc.,
      0.0%, 5-1-2008 (B) ..............................................            2,500                  1,150,000
   ITC /\ DeltaCom, Inc.,
      8.875%, 3-1-2008 ................................................            1,000                    980,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
   IXC Communications, Inc.,
      9.0%, 4-15-2008 .................................................          $ 1,500               $  1,485,000
   Intermedia Communications of Florida, Inc.,
      0.0%, 5-15-2006 (B) .............................................            2,250                  1,828,125
   Iridium LLC,
      13.0%, 7-15-2005 ................................................            4,000                  3,520,000
   Iridium LLC and Iridium Capital Corporation:
      10.875%, 7-15-2005 ..............................................            2,000                  1,600,000
      11.25%, 7-15-2005 ...............................................            1,000                    820,000
   JCAC, Inc.,
      10.125%, 6-15-2006 ..............................................            1,000                  1,070,000
   LIN Holdings Corp.,
      0.0%, 3-1-2008 (A)(B) ...........................................            3,500                  2,292,500
   Marcus Cable Co.,
      0.0%, 12-15-2005 (B) ............................................            3,250                  3,022,500
   Marcus Cable Operating Company, L. P.,
      0.0%, 8-1-2004 (B) ..............................................            3,500                  3,430,000
   MetroNet Communications Corp.,
      0.0%, 6-15-2008 (A)(B) ..........................................            2,500                  1,381,250
   Microcell Telecommunications Inc.,
      0.0%, 6-1-2006 (B) ..............................................            5,900                  4,189,000
   Nextel Communications, Inc.:
      0.0%, 8-15-2004 (B) .............................................            4,275                  4,104,000
      0.0%, 9-15-2007 (B) .............................................            1,500                    945,000
      0.0%, 2-15-2008 (B) .............................................            2,500                  1,475,000
   NEXTLINK Communications, Inc.,
      9.625%, 10-1-2007 ...............................................            2,000                  1,955,000
   OnePoint Communications Corp., Units,
      14.5%, 6-1-2008 (A)(C) ..........................................            2,000                  1,580,000
   Pathnet, Inc.,
      12.25%, 4-15-2008 (A) ...........................................            1,000                    760,000
   Primus Telecommunications Group, Incorporated,
      11.75%, 8-1-2004 ................................................            2,000                  1,925,000
   Rifkin Acquisition Partners, L.L.L.P.,
      11.125%, 1-15-2006 ..............................................            1,500                  1,605,000
   Rogers Communications Inc.,
      9.125%, 1-15-2006 ...............................................            3,000                  2,985,000
   SFX Broadcasting, Inc.,
      10.75%, 5-15-2006 ...............................................              986                  1,074,740
   Salem Communications Corporation,
      9.5%, 10-1-2007 .................................................            1,000                  1,005,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
   Satelites Mexicanos, S.A. de C.V.,
      10.125%, 11-1-2004 (A) ..........................................          $   375               $    255,000
   Sinclair Broadcast Group, Inc.,
      9.0%, 7-15-2007 .................................................            2,000                  2,010,000
   Sprint Spectrum L.P.,
      0.0%, 8-15-2006 (B) .............................................            3,600                  3,024,000
   Time Warner Telecom LLC and Time Warner
      Telecom Inc.,
      9.75%, 7-15-2008 ................................................            1,000                  1,005,000
   Vanguard Cellular Systems, Inc.,
      9.375%, 4-15-2006 ...............................................            1,000                  1,010,000
   WinStar Communications, Inc.:
      0.0%, 10-15-2005 (A)(B)(Convertible) ............................            1,500                  1,327,500
      10.0%, 3-15-2008 (A) ............................................            2,000                  1,440,000
      Total ...........................................................                                  89,135,803

Depository Institutions - 0.95%
   First Nationwide Holdings Inc.:
      9.125%, 1-15-2003 ...............................................            2,000                  2,240,000
      12.5%, 4-15-2003 ................................................            1,500                  1,721,250
      Total ...........................................................                                   3,961,250

Eating and Drinking Places - 0.96%
   Foodmaker, Inc.,
      8.375%, 4-15-2008 ...............................................            1,750                  1,697,500
   Fresh Foods, Inc.,
      10.75%, 6-1-2006 (A) ............................................            1,500                  1,350,000
   NE Restaurant Company, Inc.,
      10.75%, 7-15-2008 (A) ...........................................            1,000                    982,500
      Total ...........................................................                                   4,030,000

Electric, Gas and Sanitary Services - 2.88%
   Allied Waste North America, Inc.:
      10.25%, 12-1-2006 ...............................................            4,750                  5,177,500
      0.0%, 6-1-2007 (B) ..............................................            3,000                  2,220,000
   El Paso Electric Company:
      8.9%, 2-1-2006 ..................................................            2,000                  2,286,380
      9.4%, 5-1-2011 ..................................................            2,000                  2,371,000
      Total ...........................................................                                  12,054,880

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Electronic and Other Electric Equipment - 3.86%
   Communications & Power Industries, Inc.,
      12.0%, 8-1-2005 .................................................          $ 2,000               $  2,177,500
   Communications Instruments, Inc.,
      10.0%, 9-15-2004 ................................................            1,000                  1,010,000
   Echostar Communications Corporation:
      0.0%, 3-15-2004 (B) .............................................            3,000                  2,640,000
      0.0%, 6-1-2004 (B) ..............................................            3,000                  2,895,000
   Elgar Holdings, Inc.,
      9.875%, 2-1-2008 ................................................            1,250                  1,046,875
   Intercel, Inc.,
      0.0%, 2-1-2006 (B) ..............................................            1,750                  1,262,187
   Omnipoint Corporation,
      11.625%, 8-15-2006 ..............................................            3,500                  2,345,000
   Telex Communications, Inc.,
      10.5%, 5-1-2007 .................................................            1,000                    791,250
   WESCO Distribution, Inc.,
      9.125%, 6-1-2008 (A) ............................................            1,500                  1,455,000
   WESCO International, Inc.,
      0.0%, 6-1-2008 (A)(B) ...........................................            1,000                    547,500
      Total ...........................................................                                  16,170,312

Engineering and Management Services - 0.28%
   United International Holdings, Inc.,
      0.0%, 2-15-2008 (A)(B) ..........................................            2,500                  1,175,000

Fabricated Metal Products - 2.93%
   AXIA Incorporated,
      10.75%, 7-15-2008 (A) ...........................................            1,000                    965,000
   American Safety Razor Company,
      9.875%, 8-1-2005 ................................................            2,000                  2,060,000
   Neenah Corporation,
      11.125%, 5-1-2007 ...............................................            3,000                  3,011,250
   Nortek, Inc.,
      9.875%, 3-1-2004 ................................................            3,000                  2,925,000
   Safety Components International, Inc.,
      10.125%, 7-15-2007 ..............................................            2,250                  2,275,312
   U.S. Can Corporation,
      10.125%, 10-15-2006 .............................................            1,000                  1,015,000
      Total ...........................................................                                  12,251,562

Food and Kindred Products - 0.90%
   B & G Foods, Inc.,
      9.625%, 8-1-2007 ................................................            2,000                  1,850,000
   Eagle Family Foods, Inc.,
      8.75%, 1-15-2008 ................................................            1,000                    895,000
   Southern Foods Group, L.P.,
      9.875%, 9-1-2007 ................................................            1,000                  1,007,500
      Total ...........................................................                                   3,752,500

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Food Stores - 0.96%
   Big V Supermarkets, Inc.,
      11.0%, 2-15-2004 ................................................          $ 1,500               $  1,507,500
   Pueblo Xtra International, Inc.,
      9.5%, 8-1-2003 ..................................................            2,750                  2,530,000
      Total ...........................................................                                   4,037,500

Health Services - 2.26%
   Fountain View, Inc.,
      11.25%, 4-15-2008 (A) ...........................................            1,000                    891,250
   Multicare Companies, Inc. (The),
      9.0%, 8-1-2007 ..................................................            2,175                  2,044,500
   Paragon Health Network, Inc.:
      0.0%, 11-1-2007 (B) .............................................            1,000                    545,000
      9.5%, 11-1-2007 .................................................            2,000                  1,840,000
   Quorum Health Group, Inc.,
      8.75%, 11-1-2005 ................................................            2,000                  2,050,000
   Tenet Healthcare Corporation,
      8.625%, 1-15-2007 ...............................................            2,000                  2,075,000
      Total ...........................................................                                   9,445,750

Heavy Construction, Except Building - 0.45%
   Level 3 Communications, Inc.,
      9.125%, 5-1-2008 ................................................            2,000                  1,895,000

Holding and Other Investment Offices - 0.27%
   LTC Properties, Inc.,
      8.5%, 1-1-2001 (Convertible) ....................................            1,000                  1,121,250

Hotels and Other Lodging Places - 2.33%
   CapStar Hotel Company,
      8.75%, 8-15-2007 ................................................            1,000                    945,000
   HMH Properties, Inc.,
      7.875%, 8-1-2008 ................................................            5,000                  4,937,500
   Prime Hospitality Corp.:
      9.25%, 1-15-2006 ................................................            2,000                  1,965,000
      9.75%, 4-1-2007 .................................................            1,000                    920,000
   Station Casinos, Inc.,
      10.125%, 3-15-2006 ..............................................            1,000                  1,000,000
      Total ...........................................................                                   9,767,500

Industrial Machinery and Equipment - 3.06%
   American Standard Inc.,
      9.25%, 12-1-2016 ................................................            1,276                  1,301,520
   Anchor Lamina Inc. and
      Anchor Lamina America, Inc.,
      9.875%, 2-1-2008 ................................................            1,000                    825,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Industrial Machinery and Equipment (Continued)
   Falcon Building Products, Inc.,
      0.0%, 6-15-2007 (B) .............................................          $ 4,000               $  2,320,000
   Morris Material Handling, Inc.,
      9.5%, 4-1-2008 ..................................................            2,000                  1,510,000
   National Equipment Services, Inc.,
      10.0%, 11-30-2004 (A) ...........................................            1,750                  1,662,500
   Paragon Corporate Holdings, Inc.,
      9.625%, 4-1-2008 ................................................            2,000                  1,502,500
   Terex Corporation,
      8.875%, 4-1-2008 ................................................            3,000                  2,790,000
   Walbro Corporation,
      9.875%, 7-15-2005 ...............................................            1,000                    900,000
      Total ...........................................................                                  12,811,520

Instruments and Related Products - 1.62%
   Cole National Group, Inc.,
      9.875%, 12-31-2006 ..............................................            2,000                  2,080,000
   Maxxim Medical, Inc.,
      10.5%, 8-1-2006 .................................................            3,500                  3,762,500
   Universal Hospital Services, Inc.,
      10.25%, 3-1-2008 ................................................            1,000                    951,250
      Total ...........................................................                                   6,793,750

Miscellaneous Manufacturing Industries - 0.45%
   AAi.Fostergrant, Inc.,
      10.75%, 7-15-2006 (A) ...........................................            1,000                    946,250
   Hedstrom Corporation,
      10.0%, 6-1-2007 .................................................            1,000                    950,000
      Total ...........................................................                                   1,896,250

Miscellaneous Retail - 2.25%
   Big 5 Corp.,
      10.875%, 11-15-2007 .............................................            1,400                  1,302,000
   Eye Care Centers of America, Inc.,
      9.125%, 5-1-2008 (A) ............................................            1,000                    840,000
   Finlay Fine Jewelry Corporation,
      8.375%, 5-1-2008 ................................................            1,000                    920,000
   MTS INCORPORATED,
      9.375%, 5-1-2005 (A) ............................................            1,750                  1,557,500
   Michaels Stores, Inc.,
      10.875%, 6-15-2006 ..............................................            3,500                  3,815,000
   TravelCenters of America, Inc.,
      10.25%, 4-1-2007 ................................................            1,000                    980,000
      Total ...........................................................                                   9,414,500

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Motion Pictures - 1.78%
   AMC Entertainment, Inc.,
      9.5%, 3-15-2009 .................................................          $ 3,000               $  2,805,000
   Hollywood Theaters, Inc.,
      10.625%, 8-1-2007 ...............................................            2,865                  2,607,150
   Regal Cinemas, Inc.,
      9.5%, 6-1-2008 (A) ..............................................            2,000                  2,020,000
      Total ...........................................................                                   7,432,150

Oil and Gas Extraction - 0.36%
   Cross Timbers Oil,
      8.75%, 11-1-2009 ................................................              500                    450,000
   Flores & Rucks, Inc.,
      9.75%, 10-1-2006 ................................................            1,000                  1,042,500
      Total ...........................................................                                   1,492,500

Paper and Allied Products - 3.27%
   Container Corporation of America,
      10.75%, 5-1-2002 ................................................            2,000                  2,040,000
   Fonda Group, Inc. (The),
      9.5%, 3-1-2007 ..................................................            2,000                  1,800,000
   Fort Howard Corporation,
      11.0%, 1-2-2002 .................................................            3,778                  3,825,110
   Four M Corporation,
      12.0%, 6-1-2006 .................................................              500                    492,500
   Mail-Well Corporation,
      10.5%, 2-15-2004 ................................................            1,000                  1,035,000
   Outsourcing Services Group, Inc.,
      10.875%, 3-1-2006 (A) ...........................................            1,500                  1,430,625
   Radnor Holdings Corporation,
      10.0%, 12-1-2003 ................................................            1,000                    995,000
   Republic Group Incorporated,
      9.5%, 7-15-2008 (A) .............................................            1,000                    965,000
   SF Holdings Group, Inc.,
      0.0%, 3-15-2008 (B) .............................................            2,500                  1,112,500
      Total ...........................................................                                  13,695,735

Personal Services - 0.24%
   Prime Succession Acquisition Corp.,
      10.75%, 8-15-2004 ...............................................            1,000                    992,500

Petroleum and Coal Products - 0.24%
   Building Materials Corporation of America,
      0.0%, 7-1-2004 (B) ..............................................            1,000                    990,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Primary Metal Industries - 1.65%
   Commonwealth Aluminum Corporation,
      10.75%, 10-1-2006 ...............................................          $ 2,000               $  1,920,000
   Weirton Steel Corporation:
      11.375%, 7-1-2004 ...............................................            2,500                  2,250,000
      10.75%, 6-1-2005 ................................................            1,000                    875,000
   Wheeling-Pittsburgh Corporation,
      9.25%, 11-15-2007 ...............................................            2,000                  1,860,000
      Total ...........................................................                                   6,905,000

Printing and Publishing - 2.43%
   American Media Operations, Inc.,
      11.625%, 11-15-2004 .............................................            3,000                  3,105,000
   K-III Communications Corporation,
      8.5%, 2-1-2006 ..................................................            1,000                  1,010,000
   Perry-Judd's Incorporated,
      10.625%, 12-15-2007 .............................................            4,000                  4,000,000
   TransWestern Publishing Company LLC,
      9.625%, 11-15-2007 ..............................................            2,000                  2,055,000
      Total ...........................................................                                  10,170,000

Railroad Transportation - 0.11%
   TFM, S.A. de C.V.,
      0.0%, 6-15-2009 (B) .............................................            1,000                    480,000

Real Estate - 0.33%
   Delco Remy International, Inc.,
      8.625%, 12-15-2007 ..............................................            1,400                  1,386,000

Rubber and Miscellaneous Plastics Products - 2.18%
   Furon Company,
      8.125%, 3-1-2008 ................................................            1,000                    980,000
   Graham Packaging Company and
      GPC Capital Corp. I,
      8.75%, 1-15-2008 ................................................            3,000                  2,857,500
   Heafner (J.H.) Company, Inc. (The),
      10.0%, 5-15-2008 (A) ............................................            1,400                  1,316,000
   Home Products International, Inc.,
      9.625%, 5-15-2008 ...............................................            2,500                  2,212,500
   LDM Technologies, Inc.,
      10.75%, 1-15-2007 ...............................................            2,000                  1,740,000
      Total ...........................................................                                   9,106,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Social Services - 0.29%
   La Petite Academy, Inc. and LPA
      Holding Corp.,
      10.0%, 5-15-2008 ................................................          $ 1,250               $  1,215,625

Stone, Clay and Glass Products - 0.53%
   SIMCALA, Inc.,
      9.625%, 4-15-2006 ...............................................            2,750                  2,200,000

Textile Mill Products - 2.80%
   Avondale Mills, Inc.,
      10.25%, 5-1-2006 ................................................            1,000                  1,031,250
   Collins & Aikman Products Co.,
      11.5%, 4-15-2006 ................................................            4,500                  4,725,000
   Galey & Lord, Inc.,
      9.125%, 3-1-2008 ................................................            2,750                  2,365,000
   Glenoit Corporation,
      11.0%, 4-15-2007 ................................................            1,000                    990,000
   Globe Manufacturing Corp.,
      10.0%, 8-1-2008 (A) .............................................            2,750                  2,585,000
      Total ...........................................................                                  11,696,250

Transportation Equipment - 1.46%
   Federal-Mogul Corporation:
      7.75%, 7-1-2006 .................................................            2,000                  2,038,020
      7.875%, 7-1-2010 ................................................            2,500                  2,568,025
   Westinghouse Air Brake Company,
      9.375%, 6-15-2005 ...............................................            1,500                  1,515,000
      Total ...........................................................                                   6,121,045

Trucking and Warehousing - 0.72%
   Iron Mountain Incorporated,
      10.125%, 10-1-2006 ..............................................            1,000                  1,050,000
   Pierce Leahy Corp.,
      9.125%, 7-15-2007 ...............................................            2,000                  1,980,000
      Total ...........................................................                                   3,030,000

Wholesale Trade - Durable Goods - 1.07%
   Alvey Systems, Inc.,
      11.375%, 1-31-2003 ..............................................            1,000                  1,037,500
   Exide Corporation,
      10.0%, 4-15-2005 ................................................            1,010                    954,450
   Sealy Mattress Company:
      0.0%, 12-15-2007 (B) ............................................            2,000                  1,260,000
      9.875%, 12-15-2007 ..............................................            1,250                  1,225,000
      Total ...........................................................                                   4,476,950

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
CORPORATE DEBT SECURITIES (Continued)
Wholesale Trade - Nondurable Goods - 1.41%
   Core-Mark International, Inc.,
      11.375%, 9-15-2003 ..............................................          $ 1,500               $  1,503,750
   NBC Acquisition Corp.,
      0.0%, 2-15-2009 (B) .............................................            3,000                  1,560,000
   Nebraska Book Company, Inc.,
      8.75%, 2-15-2008 ................................................            1,750                  1,577,188
   U.S. Office Products Company,
      9.75%, 6-15-2008 (A) ............................................            1,500                  1,252,500
      Total ...........................................................                                   5,893,438

TOTAL CORPORATE DEBT SECURITIES - 80.13%                                                               $335,244,456
   (Cost: $346,710,607)

SHORT-TERM SECURITIES
Communication - 0.24%
   Dominion Resources, Inc.,
      5.67%, 10-20-98 .................................................            1,000                    997,007

Electric, Gas and Sanitary Services - 3.82%
   Commonwealth Edison Co.,
      5.67%, 10-28-98 .................................................            5,000                  4,978,738
   Florida Power Corp.,
      5.38%, 10-7-98 ..................................................           11,000                 10,990,137
      Total ...........................................................                                  15,968,875

Fabricated Metal Products - 0.43%
   Danaher Corporation,
      5.3438%, Master Note ............................................            1,804                  1,804,000

Food and Kindred Products - 0.13%
   General Mills, Inc.,
      5.1988%, Master Note ............................................              560                    560,000

Food Stores - 3.89%
   Kroger Co. (The),
      6.15%, 10-1-98 ..................................................            7,200                  7,200,000
   Safeway Inc.:
      5.77%, 10-6-98 ..................................................            3,360                  3,357,307
      5.68%, 10-9-98 ..................................................            5,725                  5,717,774
      Total ...........................................................                                  16,275,081

Transportation Equipment - 2.59%
   Echlin Inc.:
      5.7%, 10-15-98 ..................................................            1,040                  1,037,695
      5.7%, 10-26-98 ..................................................            9,830                  9,791,089
      Total ...........................................................                                  10,828,784

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998

                                                                               Principal
                                                                               Amount in
                                                                               Thousands                      Value
SHORT-TERM SECURITIES (Continued)
Wholesale Trade - Nondurable Goods - 0.92%
   Enron Corp.,
      5.67%, 10-15-98 .................................................          $ 3,850               $  3,841,511

TOTAL SHORT-TERM SECURITIES - 12.02%                                                                   $ 50,275,258
   (Cost: $50,275,258)

TOTAL INVESTMENT SECURITIES - 98.46%                                                                   $411,910,611
   (Cost: $422,862,680)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.54%                                                         6,434,867

NET ASSETS - 100.00%                                                                                   $418,345,478

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1998


Notes to Schedule of Investments

     *No income dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, the value of these securities amounted to $42,712,652 or 10.21% of net assets.

(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(C) Each Unit of OnePoint Communications Corp. consists of $1,000 principal amount of 14.5% senior notes due 2008 and one warrant to purchase 0.635 shares of common stock, $0.01 par value of the company.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
   Investment securities -- at value (Notes 1 and 3) ...........      $ 411,911
   Receivables:
      Interest and dividends ...................................          7,593
      Fund shares sold .........................................            493
   Prepaid insurance premium ...................................             15
                                                                      ---------
        Total assets ...........................................        420,012
                                                                      ---------
Liabilities
   Payable to Fund shareholders ................................          1,070
   Dividends payable ...........................................            440
   Accrued service fee (Note 2) ................................             81
   Accrued transfer agency and dividend
      disbursing (Note 2) ......................................             56
   Accrued management fee (Note 2) .............................              6
   Accrued accounting services fee (Note 2) ....................              5
   Accrued distribution fee (Note 2) ...........................              1
   Due to custodian ............................................              1
   Other .......................................................              7
                                                                      ---------
        Total liabilities ......................................          1,667
                                                                      ---------
           Total net assets ....................................      $ 418,345
                                                                      =========
Net Assets
   $1.00 par value capital stock
      Capital stock ............................................      $ 101,484
      Additional paid-in capital ...............................        364,293
   Accumulated undistributed loss:
      Accumulated undistributed net realized
         loss on investment transactions .......................        (36,480)
      Net unrealized depreciation in value of
         investments ...........................................        (10,952)
                                                                      ---------
        Net assets applicable to outstanding
           units of capital ....................................      $ 418,345
                                                                      =========
Net asset value per share (net assets divided
   by shares outstanding)
   Class A .....................................................          $4.12
   Class Y .....................................................          $4.12
Capital shares outstanding
   Class A .....................................................        100,861
   Class Y .....................................................            623
Capital shares authorized ......................................        400,000

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1998
(In Thousands)

Investment Income
   Income (Note 1B):
      Interest and amortization .................................      $ 37,799
      Dividends .................................................         1,245
                                                                       --------
        Total income ............................................        39,044
                                                                       --------
   Expenses (Note 2):
      Investment management fee .................................         2,303
      Service fee - Class A .....................................           901
      Transfer agency and dividend disbursing - Class A .........           614
      Accounting services fee ...................................            60
      Custodian fees ............................................            21
      Audit fees ................................................            17
      Distribution fee - Class A ................................             6
      Legal fees ................................................             5
      Shareholder servicing - Class Y ...........................             3
      Other .....................................................           143
                                                                       --------
        Total expenses ..........................................         4,073
                                                                       --------
           Net investment income ................................        34,971
                                                                       --------

Realized and Unrealized Gain (Loss) on
   Investments (Notes 1 and 3)
   Realized net gain on investments .............................         4,820
   Unrealized depreciation in value of investments
      during the period .........................................       (34,757)
                                                                       --------
      Net loss on investments ...................................       (29,937)
                                                                       --------
        Net increase in net assets resulting
           from operations ......................................      $  5,034
                                                                       ========

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                                      For the fiscal year ended
                                                            September 30,
                                                      -------------------------
                                                         1998            1997
                                                      ---------       ---------
Increase in Net Assets
   Operations:
      Net investment income ....................      $  34,971       $  32,626
      Realized net gain on
         investments ...........................          4,820           8,525
      Unrealized appreciation
         (depreciation) ........................        (34,757)         17,456
                                                      ---------       ---------
        Net increase in net assets
           resulting from operations ...........          5,034          58,607
                                                      ---------       ---------
   Dividends to shareholders from
      net investment income (Note 1D):*
      Class A ..................................        (34,790)        (32,497)
      Class Y ..................................           (181)           (129)
                                                      ---------       ---------
                                                        (34,971)        (32,626)
                                                      ---------       ---------
   Capital share transactions:
      Proceeds from sale of shares:
        Class A (17,927,324 and 8,682,161
           shares, respectively) ...............         77,845          36,917
        Class Y (279,221 and 14,256
           shares, respectively) ...............          1,264              60
      Proceeds from reinvestment of
        dividends:
        Class A (7,125,552 and 6,869,010
           shares, respectively) ...............         31,452          29,167
        Class Y (40,487 and 29,866
           shares, respectively) ...............            178             127
      Payments for shares redeemed:
        Class A (16,161,757 and 12,527,249
           shares, respectively) ...............        (70,753)        (53,077)
        Class Y (58,442 and 81,123
           shares, respectively) ...............           (261)           (337)
                                                      ---------       ---------
           Net increase in net assets
              resulting from capital
              share transactions ...............         39,725          12,857
                                                      ---------       ---------
              Total increase ...................          9,788          38,838
Net Assets
   Beginning of period .........................        408,557         369,719
                                                      ---------       ---------
   End of period ...............................      $ 418,345       $ 408,557
                                                      =========       =========
      Undistributed net investment
        income .................................           $--             $--
                                                      =========       =========

                    *See "Financial Highlights" on pages - .
                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                          For the fiscal year ended
                                                 September 30,
                          -----------------------------------------------------
                            1998        1997        1996        1995      1994
                          -------     -------     -------     -------   -------
Net asset value,
   beginning of
   period .............     $4.42       $4.14       $4.03       $3.96     $4.21
                          -------     -------     -------     -------   -------
Income from investment
   operations:
   Net investment
      income ..........      0.37        0.36        0.35        0.35      0.35
   Net realized and
      unrealized gain
      (loss) on
      investments .....     (0.30)       0.28        0.11        0.07     (0.25)
                          -------     -------     -------     -------   -------
Total from investment
   operations .........      0.07        0.64        0.46        0.42      0.10
                          -------     -------     -------     -------   -------
Less dividends declared
   from net investment
   income .............     (0.37)      (0.36)      (0.35)      (0.35)    (0.35)
                          -------     -------     -------     -------   -------
Net asset value,
   end of period ......     $4.12       $4.42       $4.14       $4.03     $3.96
                          =======     =======     =======     =======   =======
Total return* .........      1.22%      16.20%      11.90%      11.25%     2.31%
Net assets, end of
   period (in
   millions) ..........      $416        $407        $368        $368      $363
Ratio of expenses to
   average net assets .      0.96%       0.93%       0.95%       0.89%     0.88%
Ratio of net investment
   income to average
   net assets .........      8.26%       8.54%       8.60%       8.93%     8.41%
Portfolio turnover
   rate ...............     58.85%      64.38%      55.64%      26.82%    47.05%

* Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                                     For the
                                           For the fiscal year        period
                                           ended September 30,     from 2/27/96*
                                          --------------------        through
                                           1998          1997         9/30/96
                                          ------        ------     -------------
Net asset value,
   beginning of period .............      $ 4.42        $ 4.14        $ 4.15
                                          ------        ------        ------
Income from investment
   operations:
   Net investment
      income .......................        0.37          0.37          0.21
   Net realized and
      unrealized gain (loss)
      on investments ...............       (0.30)         0.28         (0.01)
                                          ------        ------        ------
Total from investment
   operations ......................        0.07          0.65          0.20
                                          ------        ------        ------
Less dividends declared
   from net investment
   income ..........................       (0.37)        (0.37)        (0.21)
                                          ------        ------        ------
Net asset value,
   end of period ...................      $ 4.12        $ 4.42        $ 4.14
                                          ======        ======        ======
Total return .......................        1.38%        16.38%         5.00%
Net assets, end of
   period (in
   millions) .......................          $2            $2            $2
Ratio of expenses
   to average net
   assets ..........................        0.79%         0.77%         0.77%**
Ratio of net
   investment income
   to average net
   assets ..........................        8.43%         8.69%         8.83%**
Portfolio
   turnover rate ...................       58.85%        64.38%        55.64%**

 * Commencement of operations.

** Annualized.

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

NOTE 1 -- Significant Accounting Policies

     United High Income Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, by investing primarily in a diversified portfolio of high-yield, high-risk fixed-income securities, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See
     Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.9 billion of combined net assets at September 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                   Average
               Net Asset Level                       Annual Fee
          (all dollars in millions)              Rate for Each Level
          -------------------------              -------------------
            From $    0 to $   10                     $      0
            From $   10 to $   25                     $ 10,000
            From $   25 to $   50                     $ 20,000
            From $   50 to $  100                     $ 30,000
            From $  100 to $  200                     $ 40,000
            From $  200 to $  350                     $ 50,000
            From $  350 to $  550                     $ 60,000
            From $  550 to $  750                     $ 70,000
            From $  750 to $1,000                     $ 85,000
                 $1,000 and Over                      $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,812,811, out of which W&R paid sales commissions of $1,044,174 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $14,940, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $225,571,400 while proceeds from maturities and sales aggregated $235,831,991. Purchases of short-term securities and U. S. Government securities aggregated $403,613,973 and $8,906,015, respectively, while proceeds from maturities and sales aggregated $369,594,784 and $9,040,000, respectively.

     For Federal income tax purposes, cost of investments owned at September 30, 1998 was $422,862,680, resulting in net unrealized depreciation of $10,952,069, of which $9,361,716 related to appreciated securities and $20,313,785 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $5,280,197 during its fiscal year ended September 30, 1998, which was entirely offset by utilization of capital loss carryovers. Remaining capital loss carryovers aggregated $36,204,273 at September 30, 1998, and are available to offset future realized capital gain net income for Federal income tax purposes through the following fiscal year-ends: $19,801,215 through September 30, 1999; $8,229,670 through September 30, 2000; $390,078 through September 30,
2003 and $7,783,310 through September 30, 2004.

NOTE 5 -- Multiclass Operations

     On January 12, 1996, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund. The Fund commenced multiclass operations on February 27, 1996.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United High Income Fund II, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United High Income Fund II, Inc. (the "Fund") as of September 30, 1998, and the related statements of operations for the fiscal year then ended and changes in net assets for each of the fiscal years in the two-year period then ended, and the financial highlights for each of the fiscal periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United High Income Fund II, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Kansas City, Missouri
November 6, 1998